                                                              File Nos. 33-32569
                                                                        811-4296

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933                                [X]

                          Pre-Effective Amendment No.                        [ ]


                        Post-Effective Amendment No. 17                      [X]

                                     and/or

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                           [X]


                                Amendment No. 32

                        (Check appropriate box or boxes)

                          VARIABLE ANNUITY ACCOUNT ONE
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

               Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                              Susan L. Harris, Esq.
                     Anchor National Life Insurance Company
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)


Title and Amount
of Securities                                                                   Amount of
Being Registered                                                                Registration Fee
----------------                                                                ----------------
Flexible Payment     Pursuant to Rule 24f-2, the                                $
Deferred Annuity     Registrant has filed an election
Contracts            to register an indefinite
                     number of securities
                     under the Securities Act of 1933

It is proposed that this filing will become effective:

         -- immediately upon filing pursuant to paragraph (b) of Rule 485

         X on February 2, 1998 pursuant to paragraph (b) of Rule 485 -- 60 days after filing pursuant to paragraph (a) of Rule 485 -- on [date] pursuant to paragraph (a) of Rule 485

The registrant has elected pursuant to Rule 24f-2 under the Investment Company Act of 1940 to register an indefinite amount of securities. The Registrant intends to file its Rule 24f-2 Notice for the fiscal year ended December 31, 1997 on or about February 27, 1998.

                          VARIABLE ANNUITY ACCOUNT ONE

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                                 Caption
-----------------------                                 -------
1.       Cover Page.............................        Cover Page

2.       Definitions............................        Definitions

3.       Synopsis...............................        Summary

4.       Condensed Financial Information........        Condensed Financial
                                                        Information-Accumulation
                                                        Unit Values

5.       General Description of Registrant,
         Depositor and Portfolio Companies .....        Description of Anchor
                                                        National Life Insurance
                                                        Company and the Separate
                                                        Account; Anchor Series
                                                        Trust

6.       Deductions.............................        Contract Charges

7.       General Description of
         Variable Annuity Contracts.............        Description of the
                                                        Contracts

8.       Annuity Period.........................        Annuity Period

9.       Death Benefit..........................        Description of the
                                                        Contracts; Annuity Period

10.      Purchases and Contract Value...........        Purchases and Contract
                                                        Value

11.      Redemptions............................        Purchases and Contract
                                                        Value

12.      Taxes..................................        Taxes

13.      Legal Proceedings......................        Legal Proceedings

14.      Table of Contents of Statement
         of Additional Information..............        Table of Contents of the
                                                        Statement of Additional
                                                        Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


         Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                               Caption
-----------------------                               -------

15.      Cover Page.............................      Cover Page

16.      Table of Contents......................      Table of Contents

17.      General Information and History........      Company

18.      Services...............................      Not Applicable

19.      Purchase of Securities Being Offered...      Purchases and Contract
                                                      Value (P)

20.      Underwriters...........................      Distributors

21.      Calculation of Performance Data........      Performance Data

22.      Annuity Payments.......................      Annuity Payments

23.      Financial Statements...................      Financial Statements



                                     PART C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------

                       FLEXIBLE PAYMENT VARIABLE ANNUITY
                                   CONTRACTS
--------------------------------------------------------------------------------

                                   ISSUED BY

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                          VARIABLE ANNUITY ACCOUNT ONE

CORRESPONDENCE ACCOMPANIED                         ALL OTHER CORRESPONDENCE,
BY PAYMENTS                                        ADMINISTRATIVE SERVICE CENTER:
  P.O. BOX 100330                                  P.O. BOX 54299
  PASADENA, CALIFORNIA 91189-0001                    LOS ANGELES, CALIFORNIA 90054-0299
                                                     TELEPHONE NUMBER: (800) 445-7862

     The Contracts offered by this Prospectus provide for accumulation of Contract Values and payment of annuity benefits on a variable basis. The Contracts are available for both Qualified and Nonqualified Plans. (See "Taxes").


     Purchase Payments under the Contracts may be allocated among the Divisions of the Separate Account, and/or to the Fixed Account option funded through the Company's General Account. Each of the eleven Divisions of the Separate Account described in this Prospectus are invested solely in the shares of one of the following currently available portfolios of Anchor Series Trust:



  - Foreign Securities Portfolio                   - Strategic Multi-Asset Portfolio
  - Capital Appreciation Portfolio                 - Multi-Asset Portfolio
  - Growth Portfolio                               - High Yield Portfolio
  - Natural Resources Portfolio                    - Fixed Income Portfolio
  - Growth and Income Portfolio                    - Government and Quality Bond Portfolio
     (formerly the Convertible Securities          - Money Market Portfolio
  Portfolio)


Additional Portfolios may be made available in the future.

     The Fixed Account option pays a fixed rate of interest declared by the Company for one year from the date amounts are allocated to it.

     This Prospectus concisely sets forth the information a prospective investor ought to know before investing. PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE. Owners bear the complete investment risk for all Purchase Payments allocated to the Separate Account.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS INVOLVE RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.


     A Statement of Additional Information about the variable portion of the Contracts has been filed with the Commission, as part of the Registration Statement, and is available without charge upon written or oral request to the Company at its Administrative Service Center at the address and telephone number set forth above. The Statement of Additional Information is incorporated herein by reference. The Table of Contents of the Statement of Additional Information, dated February 2, 1998, appears on page 29 of this Prospectus.



     This Prospectus is dated February 2, 1998.

                               TABLE OF CONTENTS


                                                ITEM                                                  PAGE
----------------------------------------------------------------------------------------------------  ----
DEFINITIONS.........................................................................................    2
SUMMARY.............................................................................................    4
FEE TABLES..........................................................................................    6
EXAMPLES............................................................................................    7
EXPLANATION OF FEE TABLES AND EXAMPLES..............................................................    7
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT VALUES.........................................    8
PERFORMANCE DATA....................................................................................    9
DESCRIPTION OF ANCHOR NATIONAL LIFE INSURANCE COMPANY AND
  THE SEPARATE ACCOUNT..............................................................................    9
    Company.........................................................................................    9
    Reinsurance of Previously Issued Contracts......................................................   10
    Separate Account................................................................................   10
FINANCIAL STATEMENTS................................................................................   11
ANCHOR SERIES TRUST.................................................................................   11
    Equity Portfolios...............................................................................   11
    Managed Portfolios..............................................................................   12
    Fixed Income Portfolios.........................................................................   12
    Contract Owners in Target '98 Portfolio.........................................................   13
    Voting Rights...................................................................................   13
    Substitution of Securities......................................................................   13
CONTRACT CHARGES....................................................................................   13
    Mortality and Expense Risk Charge...............................................................   13
    Administrative Charges..........................................................................   14
      Administrative Expense Charge.................................................................   14
      Records Maintenance Charge....................................................................   14
    Sales Charges...................................................................................   14
      Withdrawal Charge.............................................................................   14
      Annuity Charge................................................................................   15
    Premium Taxes...................................................................................   15
    Deduction for Separate Account Income Taxes.....................................................   15
    Other Expenses..................................................................................   15
    Reduction of Charges for Sales to Certain Groups................................................   16
DESCRIPTION OF THE CONTRACTS........................................................................   16
    Transfer During Accumulation Period.............................................................   16
    Automatic Dollar Cost Averaging Program.........................................................   17
    Modification of the Contract....................................................................   17
    Assignment......................................................................................   17
    Death of Owner of Non-Qualified Contract........................................................   17
    Death Benefit...................................................................................   18
    Beneficiary.....................................................................................   18
ANNUITY PERIOD......................................................................................   19
    Annuity Date....................................................................................   19
    Allocation of Annuity Payments..................................................................   19
    Annuity Options.................................................................................   19
    Other Options...................................................................................   20
    Transfer During Annuity Period..................................................................   21
    Death Benefit During Annuity Period.............................................................   21
PURCHASES AND CONTRACT VALUE........................................................................   21
    Minimum Purchase Payment........................................................................   21
    Maximum Purchase Payment........................................................................   21
    Allocation of Purchase Payments.................................................................   21
    Accumulation Unit Value.........................................................................   22
    Distribution of Contracts.......................................................................   22
    Withdrawals (Redemptions).......................................................................   23
    Systematic Withdrawal Program...................................................................   23
    ERISA Plans.....................................................................................   24
    Texas Optional Retirement Program...............................................................   24
    Minimum Contract Value..........................................................................   24
ADMINISTRATION......................................................................................   24
TAXES...............................................................................................   24
    General.........................................................................................   25
    Withholding Tax on Distributions................................................................   25
    Diversification.................................................................................   25
    Multiple Contracts..............................................................................   26
    Tax Treatment of Assignments....................................................................   26
    Tax Treatment of Withdrawals -- Non-Qualified Contracts.........................................   26
    Qualified Plans.................................................................................   26
    Tax Treatment of Withdrawals -- Qualified Contracts.............................................   28
    Tax Sheltered Annuities -- Withdrawal Limitations...............................................   28
    Deferred Compensation Plans -- Section 457......................................................   28
LEGAL PROCEEDINGS...................................................................................   29
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................   29


                                       (i)

--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this Prospectus, have the indicated meanings:

ACCUMULATION PERIOD -- The period between the Issue Date of the Contract and the Annuity Date, the build-up phase of the Contract.

ACCUMULATION UNIT -- A unit of measurement which the Company uses to calculate Contract Value during the Accumulation Period.

ADMINISTRATIVE SERVICE CENTER -- Its current address and phone number are: P.O. Box 54299, Los Angeles, California 90054-0299, (800) 445-7862. Correspondence accompanying a payment should be directed to P.O. Box 100330, Pasadena, California 91189-0001. The Company will notify Contract Owners of any change in address or telephone number.

ANNUITANT(S) -- The person(s) designated on the application to receive or who actually receive(s) annuity payments. Annuity payments involving life contingencies depend on the continuation of an Annuitant's life.

ANNUITIZATION -- The process by which an Owner converts from the Accumulation Period to the Annuity Period. Upon Annuitization, the Contract is converted from the build-up phase to the phase during which the Annuitant(s) receive(s) periodic annuity payments.

ANNUITY DATE -- The date on which annuity payments are to begin.

ANNUITY PERIOD -- The period starting on the Annuity Date.

ANNUITY UNIT -- A unit of measurement which the Company uses to calculate the amount of Variable Annuity payments.

BENEFICIARY(IES) -- The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner. If the Owner dies during the Accumulation Period, the Beneficiary will, unless the Owner has elected otherwise, become the Owner of the Contract.

CODE -- The Internal Revenue Code of 1986, as amended.

COMPANY -- Anchor National Life Insurance Company, an Arizona corporation.

CONTRACT(S) -- The flexible payment variable annuity contracts offered by this Prospectus.

CONTRACT OWNER(S) OR OWNER(S) -- The person(s) having the privileges of ownership defined in the Contract. If an Owner dies during the Accumulation Period, the Beneficiary will, unless the Owner has elected otherwise, become the Owner of the Contract. Joint Owners have equal ownership interests in the Contract unless the Company is advised otherwise in writing. Only spouses may be Joint Owners.

CONTRACT VALUE -- The sum of the values of the Owner's interest in the General Account and the Separate Account Divisions.

CONTRACT YEAR -- A year starting from the Issue Date in one calendar year and ending on the Issue Date in the succeeding calendar year.


CONTRIBUTION YEAR -- With respect to a given Purchase Payment, a year starting from the date of the Purchase Payment in one calendar year and ending on the day before the anniversary of such date in the succeeding calendar years. The Contribution Year in which a Purchase Payment is made is "Contribution Year 1". Subsequent Contribution Years are successively numbered beginning with Contribution Year 2.


DIVISION OR SEPARATE ACCOUNT DIVISION -- A Division of the Separate Account invested wholly in shares of one of the Portfolios of the Trust.

DUE PROOF OF DEATH -- (1) A certified copy of a death certificate; or (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at time of death; or (4) any other proof satisfactory to the Company.

FIXED ANNUITY -- A series of payments that are fixed in amount and made during the Annuity Period to a payee under a Contract.

GENERAL ACCOUNT -- The Company's general investment account which contains all the assets of the Company, with the exception of the Separate Account and other segregated asset accounts.

ISSUE DATE -- The date a Contract is issued.

NON-QUALIFIED PLAN -- A retirement plan which does not receive favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Code.

PORTFOLIO -- One of the investment options available under the Contract in the Trust.

PURCHASE PAYMENTS -- Amounts paid to the Company by a Contract Owner.

QUALIFIED PLAN -- A retirement plan which receives favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Code.

SEPARATE ACCOUNT OR ACCOUNT -- A segregated investment account of the Company entitled "Variable Annuity Account One" (formerly "ICAP Variable Annuity Account One").

TRUST -- Anchor Series Trust (formerly "Integrated Resources Series Trust").

VALUATION DATE -- Monday through Friday except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

VALUATION PERIOD -- The period commencing at 4:00 p.m. New York time on each Valuation Date and ending at 4:00 p.m. New York time on the next succeeding Valuation Date.

VARIABLE ANNUITY -- A series of payments made during the Annuity Period which varies in amount in accordance with the investment experience of the Separate Account Division(s).

WITHDRAWAL CHARGE -- The contingent deferred sales charge assessed against certain withdrawals or annuitizations.

WITHDRAWAL VALUE -- Contract Value, less any premium tax payable if the Contract is being annuitized, minus any applicable Withdrawal Charge.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This Prospectus describes the uses and objectives of the Contracts, their costs, and the rights and privileges of the Owner. It also contains information about the Company, the Separate Account and its Divisions, and the Portfolios in which the Divisions invest. We urge you to read it carefully and retain it and the Prospectus for the Trust for future reference. (The Prospectus for the Trust is attached to and follows this Prospectus).

WHAT IS THE CONTRACT?

     The Contract offered is a tax deferred annuity which provides fixed benefits, variable benefits or a combination of both. Individuals wishing to purchase a Contract must complete an application and provide an initial Purchase Payment which will be sent to the Company at its Administrative Service Center or in such other manner as deemed acceptable to the Company. The minimum and maximum of Purchase Payments vary depending upon the type of Contract purchased. (See "Minimum Purchase Payment").

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     The Contract has appropriate provisions relating to variable and fixed accumulation values and variable and fixed annuity payments. A Variable Annuity and a Fixed Annuity have certain similarities. Both provide that Purchase Payments, less certain deductions, will be accumulated prior to the Annuity Date. After the Annuity Date, annuity payments will be made to a designated payee for the life of the Annuitant or a period certain or a combination thereof. The Company assumes mortality and expense risks under the Contracts, for which it receives certain compensation.

     The most significant difference between a Variable Annuity and a Fixed Annuity is that under a Variable Annuity, all investment risk before and after the Annuity Date is assumed by the Owner or other payee; the amounts of the annuity payments vary with the investment performance of the Divisions of the Separate Account selected by the Owner. Under a Fixed Annuity, in contrast, the investment risk after the Annuity Date is assumed by the Company and the amounts of the annuity payments do not vary.

HOW MAY PURCHASE PAYMENTS BE ALLOCATED?

     Purchase Payments for the Contracts may be allocated pursuant to instructions in the application to one or more Divisions of the Separate Account, and/or to the Company's General Account. The Separate Account invests in shares of the following Portfolios (see "Anchor Series Trust"):


     * FOREIGN SECURITIES                         * MULTI-ASSET
     * CAPITAL APPRECIATION                       * HIGH-YIELD
     * GROWTH                                     * FIXED INCOME
     * NATURAL RESOURCES                          * GOVERNMENT AND QUALITY BOND
     * GROWTH AND INCOME                          * MONEY MARKET
     * STRATEGIC MULTI-ASSET


Purchase Payments allocated to the General Account will earn interest at the current rate then being offered by the Company for a one year period beginning on the date amounts are allocated to it.

     Prior to the Annuity Date, transfers may be made among the Divisions and/or the General Account. Fifteen transfers are permitted before a transfer fee will be assessed. (See "Description of the Contracts -- Transfer During Accumulation Period").

MAY WITHDRAWALS BE MADE BEFORE ANNUITIZATION?

     Except as explained below, Contract Value may be withdrawn at any time during the Accumulation Period. In addition to potential losses due to investment risks, withdrawals may be reduced by a Withdrawal Charge, and a penalty tax and income tax may apply. Contracts in connection with Qualified Plans may be subject to additional withdrawal restrictions imposed by the plan. Earnings under a Contract may be withdrawn at any time during such period free of a Withdrawal Charge. Alternatively, there is a free withdrawal amount which applies to the first withdrawal during a Contract Year after the first Contract Year. (See "Contract Charges -- Sales Charges -- Withdrawal Charge"). Certain Owners of Nonqualified Plan Contracts and Contracts issued in connection with Individual Retirement Annuities ("IRAs") may choose to withdraw amounts which in the aggregate add up to 10% of their Purchase Payments annually pursuant to a systematic withdrawal program without charge. (See "Purchases and Contract Value -- Systematic Withdrawal Program"). Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age 59 1/2.

     Owners should consult their own tax counsel or other tax adviser regarding any withdrawals or distributions.

CAN I EXAMINE THE CONTRACT?

     The Contract Owner may return the Contract to the Company within 10 days (or longer period if required by state law) after it is received by delivering or mailing it to the Company's Administrative Service Center. If the Contract is returned to the Company, it will be terminated and, unless otherwise required by state law, the Company will pay the Owner an amount equal to the Contract Value represented by the Contract on the date it is received by the Company.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     A mortality and expense risk charge is assessed daily against the assets of each Division at an annual rate of 1.25%. An administrative expense charge is assessed daily against the assets of each Division at an annual rate of 0.15%. The Contracts also provide for certain deductions and charges, including a Records Maintenance Charge of $30 annually, which is guaranteed not to increase. The Contract permits up to 15 free transfers each Contract Year, after which point a $25 transfer fee ($10 in Texas and Pennsylvania) is applicable to each subsequent transfer. Additionally, a Withdrawal Charge may be assessed against the Contract Value during the first five Contribution Years (5%-4%-3%-2%-1%) when a withdrawal is made. (See "Contract Charges").

DOES THE CONTRACT PAY ANY DEATH BENEFITS?

     A Death Benefit is provided in the event of the death of the Owner during the Accumulation Period. The Death Benefit is equal to the greater of: (1) the Contract Value upon receipt of Due Proof of Death; or (2) the total of Purchase Payments made prior to the death of the Owner, minus any partial withdrawals and/or partial annuitizations and contract charges, all accumulated annually at 5%; or (3) after the fifth Contract Year, the Contract Value at the last anniversary of the Issue Date of the Contract minus any partial withdrawals and/or partial annuitizations since that anniversary. (See "Description of the Contracts -- Death Benefit").

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACT?

     There are three available annuity options under the Contract. They include an annuity for life, a joint and survivor annuity, and monthly payments for a specified number of years. If a Contract Owner does not elect otherwise, monthly annuity payments generally will be made under the first option to provide a life annuity with 120 monthly payments certain. (See "Annuity Period -- Annuity Options").

DOES THE OWNER HAVE ANY VOTING RIGHTS UNDER THE CONTRACT?

     Owners will have the right to vote on matters affecting the Portfolios to the extent that proxies are solicited by the Trust. If the Owner does not vote, the Company will vote such interests in the same proportion as it votes shares for which it has received instructions. (See "Anchor Series Trust -- Voting Rights").

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS):

    CONTRIBUTION YEAR
      One.......................................................................................     5%
      Two.......................................................................................     4%
      Three.....................................................................................     3%
      Four......................................................................................     2%
      Five......................................................................................     1%
      Six and later.............................................................................     0%
ANNUAL RECORDS MAINTENANCE CHARGE...............................................................    $30
TRANSFER FEE....................................................................................    $25*
      (applies solely to transfers in excess of fifteen in a Contract Year)

---------------
* $10 in Pennsylvania and Texas.

The Owner Transaction Expenses apply to the Contract Value allocated to the General Account, as well as the Separate Account.
--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE..........................................................................   0.90%
EXPENSE RISK CHARGE............................................................................   0.35%
ADMINISTRATION EXPENSE CHARGE..................................................................   0.15%
                                                                                                 ------
      TOTAL EXPENSE CHARGE.....................................................................   1.40%
                                                                                                 ======

---------------

                             ANNUAL TRUST EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                     1996):

                                                                                                     TOTAL ANNUAL
                                                                   MANAGEMENT FEE   OTHER EXPENSES     EXPENSES
                                                                   --------------   --------------   ------------
Foreign Securities...............................................        .9%              .5%             1.4%
Capital Appreciation.............................................        .7%              .1%              .8%
Growth...........................................................        .7%              .1%              .8%
Natural Resources................................................        .8%              .1%              .9%
Growth and Income................................................        .7%              .2%              .9%
Strategic Multi-Asset............................................       1.0%              .4%             1.4%
Multi-Asset......................................................       1.0%              .1%             1.1%
High Yield.......................................................        .7%              .2%              .9%
Target '98.......................................................        .6%              .3%              .9%
Fixed Income.....................................................        .6%              .2%              .8%
Government & Quality Bond........................................        .6%              .1%              .7%
Money Market.....................................................        .5%              .1%              .6%

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------

SEPARATE               CONDITIONS
ACCOUNT                A Contract Owner would pay the following expenses on a                 TIME PERIODS
DIVISION               $1,000 investment assuming 5% annual return on assets:      1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------------
FOREIGN                (a) upon surrender at the end of the stated time       (a)   $ 79    $ 117    $ 163     $324
                           period.
SECURITIES             (b) if the Contract WAS NOT surrendered                (b)     29       90      154      324
---------------------------------------------------------------------------------------------------------------------
CAPITAL                SAME                                                   (a)     73       99      133      265
APPRECIATION                                                                  (b)     23       72      124      265
---------------------------------------------------------------------------------------------------------------------
GROWTH                 SAME                                                   (a)     73       99      133      265
                                                                              (b)     23       72      124      265
---------------------------------------------------------------------------------------------------------------------
NATURAL                SAME                                                   (a)     74      102      138      275
RESOURCES                                                                     (b)     24       75      129      275
---------------------------------------------------------------------------------------------------------------------
GROWTH AND             SAME                                                   (a)     74      102      138      275
INCOME                                                                        (b)     24       75      129      275
---------------------------------------------------------------------------------------------------------------------
STRATEGIC              SAME                                                   (a)     79      117      163      324
MULTI-ASSET                                                                   (b)     29       90      154      324
---------------------------------------------------------------------------------------------------------------------
MULTI-ASSET            SAME                                                   (a)     76      108      148      295
                                                                              (b)     26       81      139      295
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD             SAME                                                   (a)     74      102      138      275
                                                                              (b)     24       75      129      275
---------------------------------------------------------------------------------------------------------------------
TARGET '98             SAME                                                   (a)     74      102      138      275
                                                                              (b)     24       75      129      275
---------------------------------------------------------------------------------------------------------------------
FIXED                  SAME                                                   (a)     73       99      133      265
INCOME                                                                        (b)     23       72      124      265
---------------------------------------------------------------------------------------------------------------------
GOV'T &                SAME                                                   (a)     72       96      128      255
QUALITY BOND                                                                  (b)     22       69      119      255
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET           SAME                                                   (a)     71       93      123      245
                                                                              (b)     21       66      114      245
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           EXPLANATION OF FEE TABLES
                                  AND EXAMPLES
--------------------------------------------------------------------------------

1. The purpose of the foregoing tables and examples is to assist the Contract Owner in understanding the various costs and expenses that he or she will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the Trust. For additional information see "Contract Charges" of this Prospectus and "Management of the Trust" of the Prospectus for the Trust. The examples do not illustrate the tax consequences of surrendering a Contract.

2. The examples assume that there were no transactions which would result in the imposition of the Transfer Fee. Premium taxes are not reflected.

3. For purposes of the amounts reported in the examples, the Records Maintenance Charge is reflected by dividing the total amount of Records Maintenance Charges anticipated to be collected during the year by the total net assets of the Separate Account's Divisions and the related Fixed Account assets.

4. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                                                  FISCAL YEAR ENDED
  SEPARATE ACCOUNT   ------------------------------------------------------------------------------------------------------------
      DIVISION       12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-------------------- ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Foreign Securities
 Beginning AUV 3/23/87
   (inception)......  $  9.99    $  8.70    $ 10.47    $ 13.32    $ 11.45    $ 11.26    $  9.64    $ 12.39    $ 11.83    $ 13.13
 End AUV............  $  8.70    $ 10.47    $ 13.32    $ 11.45    $ 11.26    $  9.64    $ 12.39    $ 11.83    $ 13.13    $ 14.43
 End # AU's (000)...    1,344      1,449      2,978      2,875      2,623      2,878      5,512      5,328      3,704      3,043
Capital Appreciation
 Beginning AUV 3/23/87
   (inception)......  $  9.99    $  8.16    $  9.80    $ 12.08    $  9.97    $ 15.36    $ 19.09    $ 22.79    $ 21.62    $ 28.68
 End AUV............  $  8.16    $  9.80    $ 12.08    $  9.97    $ 15.36    $ 19.09    $ 22.79    $ 21.62    $ 28.68    $ 35.39
 End # AU's (000)...      909      1,714      2,515      2,553      2,834      4,148      5,413      5,136      4,751      4,348
Growth
 Beginning AUV......  $ 13.99    $ 13.88    $ 15.43    $ 19.79    $ 18.99    $ 26.36    $ 27.40    $ 29.12    $ 27.36    $ 34.08
 End AUV............  $ 13.88    $ 15.43    $ 19.79    $ 18.99    $ 26.36    $ 27.40    $ 29.12    $ 27.36    $ 34.08    $ 42.03
 End # AU's (000)...   14,899     12,043      7,998      7,465      8,053      9,030      8,345      5,853      5,375      4,556
Natural Resources
Beginning AUV 1/1/88
   (inception)......       --    $ 10.00    $ 11.02    $ 12.86    $ 10.77    $ 11.13    $ 11.25    $ 15.11    $ 15.05    $ 17.43
 End AUV............       --    $ 11.02    $ 12.86    $ 10.77    $ 11.13    $ 11.25    $ 15.11    $ 15.05    $ 17.43    $ 19.61
 End # AU's (000)...       --        857      1,004      1,323        810        748      1,142      1,220        997        788
Growth and Income
 Beginning AUV 3/23/87
   (inception)......  $ 10.00    $  8.65    $  9.76    $ 11.04    $ 10.50    $ 13.12    $ 15.55    $ 18.70    $ 16.67    $ 19.16
 End AUV............  $  8.65    $  9.76    $ 11.04    $ 10.50    $ 13.12    $ 15.55    $ 18.70    $ 16.67    $ 19.16    $ 22.69
 End # AU's (000)...    1,611      1,636      1,446      1,184      1,034      1,424      2,057      1,915      1,521      1,346
Strategic
 Multi-Asset
 Beginning AUV 3/23/87
   (inception)......  $ 10.00    $  9.06    $ 10.26    $ 12.13    $ 11.06    $ 13.55    $ 13.88    $ 15.78    $ 15.16    $ 18.35
 End AUV............  $  9.06    $ 10.26    $ 12.13    $ 11.06    $ 13.55    $ 13.88    $ 15.78    $ 15.16    $ 18.35    $ 20.78
 End # AU's (000)...    6,663      7,267      7,568      7,487      6,289      5,447      4,546      3,958      3,213      2,579
Multi-Asset
 Beginning AUV 3/23/87
   (inception)......  $ 10.02    $  9.34    $ 10.09    $ 11.91    $ 11.93    $ 14.98    $ 15.97    $ 16.90    $ 16.39    $ 20.19
 End AUV............  $  9.34    $ 10.09    $ 11.91    $ 11.93    $ 14.98    $ 15.97    $ 16.90    $ 16.39    $ 20.19    $ 22.67
 End # AU's (000)...   13,023     14,199     11,945     11,811     10,975     11,719     10,510      8,354      6,930      5,585
High Yield
 Beginning AUV .....  $ 11.51    $ 11.53    $ 13.00    $ 12.48    $ 11.01    $ 14.44    $ 16.24    $ 19.07    $ 17.96    $ 21.03
 End AUV............  $ 11.53    $ 13.00    $ 12.48    $ 11.01    $ 14.44    $ 16.24    $ 19.07    $ 17.96    $ 21.03    $ 23.17
 End # AU's (000)...    4,490      4,212      2,361      1,791      2,247      2,813      4,000      2,489      2,088      1,872
Target '98
Beginning AUV 5/2/88
   (inception)......       --    $ 10.00    $ 10.63    $ 12.29    $ 12.89    $ 15.11    $ 15.97    $ 17.52    $ 16.57    $ 18.72
 End AUV............       --    $ 10.63    $ 12.29    $ 12.89    $ 15.11    $ 15.97    $ 17.52    $ 16.57    $ 18.72    $ 19.15
 End # AU's (000)...       --        397        922        941        767      1,132      1,065      1,028        578        464
Fixed Income
 Beginning AUV......  $ 14.37    $ 14.29    $ 15.08    $ 16.78    $ 17.84    $ 20.31    $ 21.34    $ 22.71    $ 21.67    $ 25.46
 End AUV............  $ 14.29    $ 15.08    $ 16.78    $ 17.84    $ 20.31    $ 21.34    $ 22.71    $ 21.67    $ 25.46    $ 25.73
 End # AU's (000)...    3,871      3,003      2,240      1,851      1,813      1,785      1,657      1,183      1,006        824
Government & Quality
 Bond
 Beginning AUV......  $ 13.91    $ 13.93    $ 14.95    $ 17.04    $ 18.15    $ 21.00    $ 22.13    $ 23.63    $ 22.60    $ 26.60
 End AUV............  $ 13.93    $ 14.95    $ 17.04    $ 18.15    $ 21.00    $ 22.13    $ 23.63    $ 22.60    $ 26.60    $ 26.99
 End # AU's (000)...   18,902     12,769      8,752      8,183      8,917      8,626      7,256      6,270      4,038      3,422
Money Market
 Beginning AUV......  $ 11.42    $ 12.07    $ 12.78    $ 13.73    $ 14.61    $ 15.23    $ 15.53    $ 15.72    $ 16.10    $ 16.77
 End AUV............  $ 12.07    $ 12.78    $ 13.73    $ 14.61    $ 15.23    $ 15.53    $ 15.72    $ 16.10    $ 16.77    $ 17.36
 End # AU's (000)...    6,548     12,570     16,141     11,858      7,594      7,824      5,746      7,324      5,320      4,090

------------------------------

AUV -- Accumulation Unit Value.
 AU -- Accumulation Units.

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Separate Account may advertise its Money Market Division's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Division refers to the net income generated for a Contract funded by an investment in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Division is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any Annuity Charges or Withdrawal Charges. The impact of other, recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.

     In addition, the Separate Account may advertise "total return" data for its other Divisions. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Division made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the Contract at the end of the period). Recurring Contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Money Market Division. The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     For a more complete description of Contract charges, see "Contract Charges"; for a more detailed description of the performance data computations, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------

                 DESCRIPTION OF ANCHOR NATIONAL LIFE INSURANCE
                        COMPANY AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

COMPANY

     The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. The principal business address of the Company is 1 SunAmerica Center, Los Angeles, California 90067-6022. The Company is an indirect, wholly owned subsidiary of SunAmerica Inc., a Maryland corporation.


     The Company and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and four broker-dealers, specializes in retirement savings and investment products and services, including fixed and variable annuities, mutual funds, premium finance, broker-dealer, and trust administration services. The Company is admitted to conduct life insurance and annuity business in the District of Columbia and in all states except New York. It intends to market the Contract in all jurisdictions in which it is admitted to conduct annuity business.


     The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion on the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper). These ratings do not apply to the Separate Account. However, the contractual obligations under the Contracts are the general corporate obligations of the Company.

     The Contracts offered by this Prospectus are issued by the Company and will be funded in the Separate Account, as well as in the Company's General Account.

REINSURANCE OF PREVIOUSLY ISSUED CONTRACTS

     On November 13, 1989, SunAmerica Inc., the Company, Integrated Resources, Inc. ("IRI") and Integrated Resources Life Insurance Company ("IR Life") entered into an agreement which amended a stock purchase agreement dated November 1, 1989 (the "Stock Purchase Agreement") between SunAmerica Inc. and IRI. Under the Stock Purchase Agreement, as amended, the Company acquired, on an assumption reinsurance basis, the variable annuity contracts of IR Life, including contracts which except for the issuer are identical in all material respects ("reinsured contracts") to the Contracts offered by this Prospectus. Thus, the Company has all the liabilities and obligations under the reinsured contracts. All future payments made under the reinsured contracts will be made directly to or by the Company.

     Reinsured Contract Owners have the same contract rights and the same contract values as they did before the reinsurance transaction. However, they will look to the Company instead of to IR Life to fulfill the terms of their Contracts. Pursuant to the reinsurance agreement, the Separate Account originally held by IR Life with all of its assets was transferred to the Company. Thus, as of the effective date of the reinsurance closing, the assets of the Separate Account are only available to satisfy the Company's obligations under the variable annuity contracts issued by the Separate Account. The Separate Account is not chargeable with liabilities out of any other business that IR Life has conducted, and the assets of the Separate Account cannot be reached by IRI or IRI's creditors. (See "Separate Account").

     The Stock Purchase Agreement, as amended, also provided for the sale of Integrated Resources Asset Management Corp. ("IRAM") to SunAmerica Inc. Such transaction constituted a change in the control of IRAM. A change in the control of IRAM constitutes an assignment of the Investment Management Agreement and series of Investment Management Contracts between IRAM and the Trust, and the Sub-Advisory Agreement and series of Sub-Advisory Contracts with Wellington Management Company. (See "Anchor Series Trust"). These agreements and contracts terminate automatically in the event of their assignment. New agreements were approved by the Trust's Board of Trustees and by shareholders on February 13, 1990. In connection with the sale of IRAM to SunAmerica Inc., IRAM's name was changed to SunAmerica Asset Management Corp. ("SAAM").

SEPARATE ACCOUNT

     The Separate Account was originally established by IR Life pursuant to Iowa insurance law on January 21, 1985. In fulfillment of the reinsurance agreement, the Separate Account was assumed intact by the Company on January 18, 1990 and reestablished under California insurance laws. In connection with the redomestication of the Company, the establishment of the Separate Account was ratified by the Company under Arizona insurance laws. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

     On September 24, 1990, Variable Annuity Account One(c) ("Separate Account(c)") was merged with and into the Separate Account. Separate Account(c) was a separate account originally established by The Capitol Life Insurance Company, a subsidiary of IRI, pursuant to Colorado insurance law on September 23, 1986, and used to fund variable annuity contracts ("Capitol Contracts") that are in all material respects identical to the Contracts. The Capitol Contracts were reinsured to IR Life and, on January 18, 1990, reinsured to the Company. As a result of the merger, the reinsured Capitol Contracts are now funded through the Separate Account. As is the case with the Contracts, the reinsured Capitol Contracts were (and continue to be) ultimately funded by the Portfolios of the Trust and by the General Account of the Company. The merger did not affect any of the rights and obligations of the reinsured Capitol Contract Owners and the Company under the reinsured Capitol Contracts or those of Contract Owners and the Company under the Contracts. Nor did the merger affect those Owners' Contract Values.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to the reserves and other contract liabilities of the Separate Account, are not chargeable with liabilities arising out of any other business the Company may conduct. The Company's obligations arising under the Contracts are general corporate obligations of the Company.

     Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company.


     The Separate Account is divided into Divisions, with the assets of each Division invested in the shares of one of the eleven Portfolios of the Trust. The Company does not guarantee the investment performance of the Separate Account or its Divisions. Values allocated to the Separate Account and the amount of variable annuity payments will vary with the value of shares of the Portfolios and the Contract charges. The Separate Account has also been segmented into subaccounts which fund group annuity contracts issued by the Company.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Financial statements of the Separate Account appear in the Statement of Additional Information. Financial information regarding the General Account is reported in the Company's financial statements. The Company's financial statements are also included in the Statement of Additional Information. A copy of the Statement of Additional Information may be obtained by contacting the Company, c/o its Administrative Service Center.

--------------------------------------------------------------------------------

                              ANCHOR SERIES TRUST
--------------------------------------------------------------------------------


     Each of the eleven Divisions of the Separate Account invests solely in the shares of one of the eleven Portfolios of the Trust. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. While a brief summary of the investment objectives is set forth below, more comprehensive information, including a discussion of potential risks, is found in the Prospectus for the Trust. Additional copies of this Prospectus, the Trust's Prospectus and the Statement of Additional Information can be obtained by calling the Administrative Service Center number on the cover page of this Prospectus. Both Prospectuses should be read carefully before investing to understand all aspects of the Contract, the Separate Account and the Portfolios. SAAM, an affiliate of the Company, is the investment manager for the Trust. Wellington Management Company, LLP ("WMC"), which is not affiliated with the Company, serves as sub-adviser for the Trust. (See the Trust Prospectus for information concerning the investment management fees.)



     The eleven Portfolios and their investment objectives are:


EQUITY PORTFOLIOS

     FOREIGN SECURITIES PORTFOLIO seeks long-term capital appreciation. This Portfolio will invest primarily in a diversified group of equity securities issued by foreign companies and primarily denominated in foreign currencies.

     CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This Portfolio will invest in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

     GROWTH PORTFOLIO seeks long-term capital appreciation through investments in growth equity securities. This Portfolio may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

     NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This Portfolio will invest primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

     GROWTH AND INCOME PORTFOLIO seeks high current income and long-term capital appreciation. This Portfolio will invest primarily in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock. This Portfolio may also engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

MANAGED PORTFOLIOS

     STRATEGIC MULTI-ASSET PORTFOLIO seeks high long-term total investment return. This Portfolio will invest in a diversified group of securities of the following types: growth equity and aggressive growth equity securities, including the securities of smaller companies which may be newer and less seasoned, investment grade and high-yield, high-risk bonds, international securities and money market instruments. The Portfolio may also engage in transactions involving stock index futures contracts and options thereon, and Financial Futures Contracts and options thereon, as a hedge against changes in market conditions.

     MULTI-ASSET PORTFOLIO seeks long-term total investment return consistent with moderate investment risk. This Portfolio will invest in a diversified group of securities, including: growth equity securities, convertible securities, investment grade fixed income securities and money market securities. The Portfolio also may engage in transactions involving stock index futures contracts and options thereon, and Financial Futures Contracts and options thereon, as a hedge against changes in market conditions.

FIXED INCOME PORTFOLIOS

     HIGH YIELD PORTFOLIO seeks high current income. A secondary investment objective is capital appreciation. This Portfolio will seek its objectives by investing, except for temporary defensive purposes, at least 65% of its assets in high-yielding, high-risk, income producing corporate bonds, which generally carry ratings lower than those assigned to investment grade bonds by Moody's or Standard & Poor's, or which are unrated. This Portfolio may also engage in transactions involving Financial Futures Contracts and options thereon as a hedge against changes in market conditions. High-yield, high-risk bonds typically are subject to greater risks than are investments in lower-yielding, higher-rated bonds. See the Trust's Prospectus for more information.


     FIXED INCOME PORTFOLIO seeks high level of current income consistent with preservation of capital. This Portfolio will invest primarily in investment grade, fixed income securities and may engage in Financial Futures Contracts and options thereon as a hedge against changes in market conditions.


     GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This Portfolio will invest in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's or AA or better by Standard & Poor's.

     MONEY MARKET PORTFOLIO seeks current income consistent with stability of principal through investment in a diversified portfolio of money market instruments maturing in 397 days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

     There is no assurance that the investment objective of any of the Portfolios will be met. Contract Owners bear the complete investment risk for Purchase Payments allocated to a Division. Contract Values will fluctuate in accordance with the investment performance of the Division(s) to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

     Shares of the Trust are and will be issued and redeemed only in connection with investments in and payments under variable contracts sold by the Company and its affiliate, First SunAmerica Life Insurance Company, as well as two unaffiliated companies, Presidential Life Insurance Company and Phoenix Mutual Life Insurance Company. No disadvantage to Contract Owners is seen to arise from the fact that the Trust offers its shares in this fashion.

     Additional Portfolios may be established by the Trust from time to time and may be made available to Contract Owners. However, there is no assurance that this will occur.

CONTRACT OWNERS IN TARGET '98 PORTFOLIO



     As of January 1, 1998, no Purchase Payments or transfers into the Target '98 Division are being accepted. Purchase Payments may be allocated among the other eleven Divisions of the Separate Account and/or Fixed Account option.



     Contract Owners currently in the Target '98 Division must provide the Company with reallocation instructions before November 15, 1998. If the Company does not receive reallocation instructions before November 15, 1998, Contract Values will be automatically reallocated to the Money Market Division. Reallocations of Contract Values from the Target '98 Division will not be considered "transfers" for purposes of determining any applicable transfer fees. Other transfers out of the Target '98 Division will not be permitted after October 15, 1998. None of the foregoing constraints affect a Contract Owner's right to redeem his or her Contract Value at any time (See "Purchases and Contract Value -- Withdrawals (Redemption)").


VOTING RIGHTS

     In accordance with its view of present applicable law, the Company will vote the shares of the Trust held in the Separate Account at special meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the Separate Account. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Trust does not hold regular meetings of shareholders.

     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than 60 days prior to the meeting of the Trust's shareholders. Voting instructions will be solicited by written communication at least 14 days prior to such meeting. The person having such voting rights will be the Contract Owner before the Annuity Date or the death of the Annuitant; thereafter the payee entitled to receive payments under the Contract. Voting rights attributable to a Contract will generally decrease as Contract Values decrease.

SUBSTITUTION OF SECURITIES

     If the shares of any of the Portfolios should no longer be available for investment by the Separate Account or if, in the judgment of the Company's Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purpose of the Contract, the Company may substitute shares of another open-end management investment company (or series thereof) for Portfolio shares already purchased or to be purchased in the future by Purchase Payments under the Contract. No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

     The Company deducts a risk charge from each Division of the Separate Account during each Valuation Period. The risk charge is equal, on an annual basis, to 1.25% of the daily net asset value of each Division (approximately
 .90% is for mortality risks and approximately .35% is for expense risks). The mortality risks assumed by the Company arise from its contractual obligations to make annuity payments after the Annuity Date for the life of the Annuitant(s), to waive the Withdrawal Charge in the event of the death of the Annuitant, and to provide the death benefit prior to the Annuity Date. The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Records Maintenance Charge and the Administrative Expense Charge. (See "Administrative Charges"). This charge is guaranteed by the Company and cannot be increased.

ADMINISTRATIVE CHARGES

     ADMINISTRATIVE EXPENSE CHARGE

     The Company deducts an Administrative Expense Charge from each Division of the Separate Account which is equal, on an annual basis, to .15% of the daily net asset value of each Division. This charge is designed to cover those administrative expenses which exceed the revenues from the Records Maintenance Charge. The Company does not intend to profit from this charge. The Company believes that the Administrative Expense Charge has been set at a level that will recover no more than the actual costs associated with administering the Contract. In the event that it exceeds the amount necessary to reimburse the Company for its administrative expenses the charge will be appropriately reduced. In no event will this charge be increased. The Administrative Expense Charge is assessed during both the Accumulation Period and the Annuity Period.

     RECORDS MAINTENANCE CHARGE

     An annual Records Maintenance Charge of $30 is charged against each Contract. The amount of this charge is guaranteed and cannot be increased by the Company. This charge reimburses the Company for expenses incurred in establishing and maintaining records relating to a Contract.

     For Contracts issued prior to September 1, 1987, the Records Maintenance Charge will be assessed on December 31 of each calendar year. The charge will be waived for such Contracts during the year in which Contract Value is totally surrendered.

     For Contracts issued on or after September 1, 1987, the Records Maintenance Charge will be assessed each Contract Year on the anniversary of the Issue Date of the Contract. In the event that a total surrender of Contract Value is made, the Charge will be assessed as of the date of surrender without proration.

SALES CHARGES

     The Withdrawal Charge and the Annuity Charge are sales charges.

     WITHDRAWAL CHARGE

     Effective January 1, 1989, federal tax law limits withdrawals from annuity contracts issued in connection with 403(b) Qualified Plans. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Period. Contract Owners should consult their own tax counsel or other tax adviser regarding any withdrawals. (See "Taxes -- Tax Treatment of Withdrawals -- Non-Qualified Contracts" and "Taxes -- Tax Treatment of Withdrawals -- Qualified Contracts").

     There is a Free Withdrawal Amount which applies to the first withdrawal during a Contract Year after the first Contract Year. The Free Withdrawal Amount is equal to 10% of the aggregate Purchase Payments less prior withdrawals. Alternatively, certain Owners of Non-Qualified Contracts and Contracts issued in connection with IRAs may choose to withdraw amounts which in the aggregate add up to 10% of their initial Purchase Payments annually pursuant to the Systematic Withdrawal Program without charge. The Systematic Withdrawal Program is available under such Contracts which were issued on and after April 1, 1989. To participate in the Systematic Withdrawal Program, Owners must complete an enrollment form which describes the program and send it to the Company, c/o its Administrative Service Center. Depending on fluctuations in the net asset value of the Separate Account's Divisions, systematic withdrawals may reduce or even exhaust Contract Value. (See "Purchases and Contract Value -- Systematic Withdrawal Program").

     A contingent deferred sales charge, which is referred to as the Withdrawal Charge, may be imposed upon other withdrawals. Withdrawal Charges will vary in amount depending upon the Contribution Year in which the Purchase Payment being withdrawn was made, and will be calculated based on the Withdrawal Charge Table, below, and the amount of Purchase Payment withdrawn which is still subject to the Withdrawal Charge and not previously withdrawn. The Withdrawal Charge is deducted from remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. Free withdrawals and other withdrawals will be allocated to Purchase Payments on a first-in-first-out basis so that all withdrawals are allocated to Purchase Payments to which the lowest Withdrawal Charge, if any, applies.

                            WITHDRAWAL CHARGE TABLE

                                                                       APPLICABLE WITHDRAWAL
                              CONTRIBUTION YEAR                          CHARGE PERCENTAGE
        -------------------------------------------------------------  ---------------------
        First........................................................           5%
        Second.......................................................           4%
        Third........................................................           3%
        Fourth.......................................................           2%
        Fifth........................................................           1%
        Sixth and later..............................................           0%

     Where legally permitted, the Withdrawal Charge will be eliminated when a Contract is issued to an officer, director or employee of the Company or its affiliates, or an immediate family member of such person. In addition, the Withdrawal Charge may be waived by the Company on withdrawals where the amount withdrawn is used to purchase another annuity contract issued by the Company. Additional information regarding the elimination or waiver of the Withdrawal Charge may be obtained by contacting the Company.

     The amounts obtained from the Withdrawal Charge will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insufficient to cover all sales commissions and other promotional or distribution expenses, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, (See "Contract Charges -- Mortality and Expense Risk Charge"), to make up any difference.

     ANNUITY CHARGE

     If a Contract Owner elects to have annuity payments made under annuity option 1, Life Income with Installments Guaranteed or annuity option 2, Joint and Survivor Annuity (See "Annuity Period -- Annuity Options"), no Annuity Charge applies and 100% of Contract Value, less any premium tax, is applied.

     If a Contract Owner elects annuity option 3, Income for a Specified Period, and if Purchase Payments were made in the Contract Year in which annuity payments are to begin or any of the four preceding Contract Years, an Annuity Charge may apply. This Annuity Charge equals the Withdrawal Charge that would apply if the Contract were being surrendered. Further, no Annuity Charge will be assessed if annuity option 3 is elected by a Beneficiary under the Death Benefit.

     The Annuity Charge also applies to certain annuitizations of Contract Values allocated to the General Account.

PREMIUM TAXES

     Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values. Some states assess premium taxes at the time Purchase Payments are made; others assess premium taxes at the time of surrender or when annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the Owner or upon annuitization; however, it reserves the right to deduct premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

     While the Company is not currently maintaining a provision for taxes, the Company has reserved the right to establish such a provision for taxes in the future if it determines in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. (See "Taxes").

OTHER EXPENSES

     There are other deductions from and expenses paid out of the assets of the Trust which are described in the accompanying Trust Prospectus.

REDUCTION OF CHARGES FOR SALES TO CERTAIN GROUPS

     The Company may reduce the charges on individual Contracts sold to certain groups of individuals, or to a trustee, employer or other entity representing a group, where it is expected that such sales will result in savings of sales or administrative expenses. The Company determines the eligibility of groups for such reduced charges, and the amount of such reductions for particular groups, by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments expected to be received from the group; (3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which the Company believes to be relevant to determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for group sales is contractually guaranteed. Such reductions may be withdrawn or modified by the Company on a uniform basis. The Company's reductions in charges for group sales will not be unfairly discriminatory to the interests of any Contract Owners.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

TRANSFER DURING ACCUMULATION PERIOD

     During the Accumulation Period, the Contract Owner, or his or her agent, may transfer Contract Values among Divisions and/or the General Account, by written request or by telephone authorization. Telephone transfers are automatically accepted unless the Contract Owner elects to not permit telephone transfers on the Contract application or the Company is otherwise instructed by the Contract Owner. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording all telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Contract Owner. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, the Company may be held liable for such losses. The Company reserves the right to modify or discontinue at any time and without notice the use of telephone transfers and acceptance of telephone transfers from someone other than the Contract Owner. Telephone calls authorizing transfers must be completed by 4:00 p.m. Eastern time in order to effect the transfer the day of receipt. All other transfers will be processed on the next business day.


     Transactions effecting transfer may not be made more than fifteen times in any Contract Year without charge. A charge of $25 per transaction is assessed ($10 in Texas and Pennsylvania) against any transaction effecting transfer in excess of the fifteen permitted without charge in any Contract Year or, if all or part of a Contract Owner's interest in a Division is transferred to another Division, within 30 days of the Issue Date. Transfers made under the Dollar Cost Averaging Program, described below, are counted against this limitation in the same manner as other transfers. The fee will be deducted from Contract Values which remain in the Division from which the transfer was made. If the remaining Contract Value is insufficient to pay the transfer fee, then the fee will be deducted from transferred Contract Values. The transfer fee is at cost with no margin included for profit. The transfer fee may be waived, under certain circumstances, in connection with pre-approved transfer programs.


     This transfer privilege may be suspended, modified or terminated at any time without notice. (See "Taxes -- Diversification").

     The minimum partial transfer amount is $500. No partial transfer may be made if the value of the Contract Owner's interest in the Division from which a transfer is being made would be less than $500 after the transfer. As with initial Purchase Payments, at least $500 must be allocated to a Division before another Division is selected. These dollar amounts are subject to change at the Company's option. The Company may waive the minimum partial transfer amount in connection with pre-authorized automatic transfer programs.

     Any amounts allocated or transferred to the General Account may only be transferred from the General Account once each Contract Year during the 30-day period following the anniversary of such allocation or transfer. If a transfer request is received prior to the anniversary of an allocation or transfer, then the transfer will take effect on the next Valuation Date following the anniversary if the anniversary is not a Valuation Date. If the Company receives the transfer request within the 30 days following the anniversary of an allocation or transfer to the General

Account, the transfer will be effective on the next following Valuation Date. The foregoing limitations may be waived in connection with pre-authorized automatic transfer programs.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     Contract Owners who wish to purchase units of the Separate Accounts over a period of time may be able to do so through the Dollar Cost Averaging ("DCA") Program. Under this DCA Program, a Contract Owner may authorize the automatic transfer of a fixed dollar amount ($100 minimum) or percentage of his or her choice at regular intervals from either the Money Market Portfolio, Government and Quality Bond Portfolio or the General Account to one or more of the Separate Accounts (other than the Money Market Portfolio or the Government and Quality Bond Portfolio) at the unit values determined on the dates of the transfers. The intervals between transfers from the Money Market Portfolio or Government and Quality Bond Portfolio may be monthly, quarterly, semi-annually or annually, at the option of the Contract Owner. Transfers from the General Account must be made by percentage and at quarterly intervals only and are limited to 8% of the value of the Contract Owner's interest in the General Account in any Contract Year. The theory of dollar cost averaging is that greater numbers of units are purchased at times when the unit prices are relatively low than are purchased when the prices are higher. This has the effect of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, participation in the DCA Program does not assure the Contract Owner of a greater profit, or any profit, from his or her purchases under the DCA Program; nor will it prevent or necessarily alleviate losses in a declining market.

     Although the various options under the DCA Program will allow transfers to be made either from the Money Market Portfolio, Government and Quality Bond Portfolio or the General Account, a Contract Owner must elect to have the transfers made exclusively from one or the other of these three sources. A Contract Owner may elect to increase, decrease or change the frequency or amount of Purchase Payments under a DCA Program. The application and any Purchase Payments should be sent to the Company, c/o its Administrative Service Center for correspondence accompanied by payments. The Company reserves the right to modify, suspend or terminate the DCA Program at any time.

     A Contract Owner may not simultaneously participate in both the DCA Program and the Systematic Withdrawal Program. Participation in the DCA Program will be effective one week after the Company has received and approved the application to participate in the DCA Program.

MODIFICATION OF THE CONTRACT

     Only the Company's President or Secretary may approve a change or waive the provisions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

ASSIGNMENT

     Contracts issued pursuant to Non-Qualified Plans that are not subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the Owner at any time during the lifetime of the Annuitant prior to the Annuity Date. The Company will not be bound by any assignment until written notice is received by the Company, c/o its Administrative Service Center. The Company is not responsible for the validity, tax or other legal consequences, of any assignment. An assignment will not affect any payments the Company may make or actions it may take before it receives notice of the assignment.

     If the Contract is issued pursuant to a Qualified Plan (or a Non-Qualified Plan that is subject to Title I of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, CONTRACT OWNERS SHOULD CONSULT COMPETENT TAX ADVISERS SHOULD THEY WISH TO ASSIGN THEIR CONTRACTS.

DEATH OF OWNER OF NON-QUALIFIED CONTRACT

     The following section applies only if the Contract is issued on a Non-Qualified basis and if either of the two following conditions exists:

          (A) The Owner and the Annuitant are the same individual and that individual dies during the Accumulation Period; or

          (B) The Owner and Annuitant are different persons and the Owner dies during the Accumulation Period prior to the Annuitant's death.

     If either of the above conditions occurs, the following provisions apply:

          (1) If the Beneficiary is the spouse of the Owner, then the Beneficiary may elect to become the Owner and maintain the Contract in full force and effect. A spouse Beneficiary may alternatively choose to take a lump sum distribution. (See below).

          (2) If the Beneficiary is a natural person and not the spouse of the Owner, the Beneficiary can elect to have the existing Contract Value paid under one of the annuity options set forth in the Contract over a period not extending beyond the life expectancy of the Beneficiary at the time of the election, or such a Beneficiary can elect to take a lump sum distribution. (See below). Payments under any annuity option selected must begin not later than one year after the date of death of the Owner.

          (3) If there is no Beneficiary or if the Beneficiary is not a natural person, then the entire Contract Value must be paid out within five years of the Owner's death.

     The amount of a lump sum distribution is the greater of:

          (1) the current Contract Value at the time of election; or

          (2) the total amount of Purchase Payments made under the Contract less the aggregate dollar amount of any partial withdrawals and any Withdrawal Charges which were assessed at the time of withdrawal. Under this alternative election, the lump sum must be paid to the Beneficiary within five years of the Owner's death.

     If the Contract is issued pursuant to a Qualified Plan, similar provisions will apply upon the death of the Contract Owner. Purchasers acquiring Contracts pursuant to Qualified Plans should consult a qualified pension or tax adviser.

DEATH BENEFIT

     If the Annuitant dies during the Accumulation Period, a Death Benefit will be payable to the Beneficiary upon receipt by the Company of Due Proof of Death of the Annuitant.

     The Death Benefit is equal to the greater of:

          (1) the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company, c/o its Administrative Service Center; or

          (2) the total dollar amount of Purchase Payments minus:

             (a) any partial withdrawals;

             (b) all Contract Owner transaction expenses deducted during the term of the Contract prior to the date of death; and

             (c) any partial annuitizations,

        all accumulated annually at 5% at the date of death; or

          (3) after the fifth Contract Year, the Contract Value at the last anniversary of the Issue Date of the Contract minus the total dollar amount of partial withdrawals and/or partial annuitizations made since that anniversary.

     Payment of the Death Benefit may be made in one lump sum or applied under one of the annuity options.

BENEFICIARY

     The Contract Owner may designate the Beneficiary(ies) to receive any amount payable on death. However, where a Contract is jointly owned, each joint Owner shall be a primary Beneficiary. The original Beneficiary(ies) will be named in the application. Unless an irrevocable Beneficiary(ies) designation was previously filed or unless the Contract is jointly owned, the Contract Owner may change the Beneficiary(ies) prior to the Annuity Date by written request delivered to the Company, c/o its Administrative Service Center, or by completing a Change of Beneficiary

Form provided by the Company. Any change will take effect when recorded by the Company. The Company is not liable for any payment made or action taken before it records the change.

--------------------------------------------------------------------------------

                                 ANNUITY PERIOD
--------------------------------------------------------------------------------

ANNUITY DATE

     The Contract Owner selects an Annuity Date (the date on which annuity payments are to begin) at the time of application. The Annuity Date must always be the first day of a calendar month and must be at least one month after the Issue Date. Annuity payments will begin no later than the first day of the calendar month following the Annuitant's 85th birthday. Where joint Annuitants are named, the Annuity Date may not be later than the first of the month following the 85th birthday of the youngest Annuitant. The Contract Owner may change the Annuity Date at any time at least seven days prior to the Annuity Date then indicated on the Company's records by written notice to the Company, c/o its Administrative Service Center.

     The actual dollar amount of variable annuity payments is dependent upon:
(1) the Contract Value at the time of annuitization; (2) the annuity table specified in the Contract; (3) the annuity option selected; and (4) the investment performance of the Divisions selected. In addition, if annuity option 3, Income for a Specified Period, is elected, an Annuity Charge may apply. (See "Contract Charges -- Sales Charges" and "Contract Charges -- Annuity Charge").

     The annuity tables contained in the Contract are based on a 5% assumed investment rate. If the actual net investment rate exceeds 5%, payments will increase. Conversely, if the actual rate is less than 5%, annuity payments will decrease. If a higher assumed investment rate were used, the initial payment would be higher, but the actual net investment rate would have to be higher in order for annuity payments to increase.

     The Annuitant receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Divisions elected, and the amount of each annuity payment will vary accordingly.

ALLOCATION OF ANNUITY PAYMENTS

     If all of the Contract Value on the seventh calendar day before the Annuity Date is allocated to the General Account, the Annuity will be paid as a fixed annuity. If all of the Contract Value on that date is allocated to the Separate Account, the Annuity will be paid as a Variable Annuity. If the Contract Value on that date is allocated to both the General Account and the Separate Account, the Annuity will be paid as a combination of a fixed annuity and a Variable Annuity to reflect the allocation between the accounts. Variable Annuity payments will reflect the investment performance of the Separate Account Divisions. The payee(s) may, by written notice to the Company, convert Variable Annuity payments to fixed annuity payments. However, fixed annuity payments may not be converted to Variable Annuity payments.

ANNUITY OPTIONS

     The Contract Owner, or any Beneficiary who is so entitled, may elect to receive a lump sum at the end of the Accumulation Period. However, a lump sum distribution may be deemed to be a withdrawal, and at least a portion of it may be subject to federal income tax. (See "Taxes -- Tax Treatment of Withdrawals -- Non-Qualified Contracts" and "Tax Treatment of
Withdrawals -- Qualified Contracts"). Alternatively, an annuity option may be elected. The Contract Owner may elect an annuity option or change an annuity option at any time during the lifetime of the Annuitant prior to the Annuity Date. The Annuitant may make the election on the Annuity Date unless the Contract Owner has restricted the right to make such an election. The Beneficiary may elect an annuity option upon the Annuitant's death unless the Contract Owner has restricted this right.

     If no other annuity option is elected, monthly annuity payments will be made in accordance with annuity option 1 below with a 10 year period certain. Generally, annuity payments will be made in monthly installments. However, if the amount available to apply under an annuity option is less than $5,000, and state law permits, the Company has the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, and state law permits, the Company shall have the right to change the frequency of payments to be at quarterly, semi-annual or annual intervals so as to result in an initial payment of at least $50.

     Contract Owners may elect to have annuity payments electronically wired to his or her financial institution by completing the instructions on the Electronic Fund Transfer Form or by written request delivered to the Company at its Administrative Service Center. A voided check (for checking accounts), the account number and bank ABA number must accompany all requests. Electronic transfers may also be requested on the Annuity Option Selection Form. The Company reserves the right to modify, suspend or terminate the availability of electronic fund transfers at any time.

     The following annuity options are generally available under the Contract. However, there may be restrictions in the retirement plan pursuant to which a Contract issued on a qualified basis has been purchased.

OPTION 1 -- LIFE INCOME WITH INSTALLMENTS GUARANTEED

     An annuity payable monthly during the lifetime of the payee. Upon election a guaranteed payment period of either 10 years or 20 years may be chosen. If the payee dies before the end of the guaranteed period, the present value, based on a 5% annual interest rate, of any remaining guaranteed payments will be paid to the payee's estate or to the Beneficiary.

OPTION 2 -- JOINT AND SURVIVOR ANNUITY

     An annuity payable monthly while both payees are living. Upon the death of either payee, the monthly income payable will continue during the lifetime of the surviving payee at the percentage of the full amount chosen at the time of election of this annuity option. This is the automatic form of annuity where joint Annuitants are named, but a different option may be elected.

     Annuity payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

     There is no minimum number of guaranteed payments and it is possible to have only one annuity payment if both payees die before the due date of the second payment.

     No Annuity Charge applies if either option 1 or option 2 is elected.

OPTION 3 -- INCOME FOR A SPECIFIED PERIOD

     If Purchase Payments were made in the Contract Year in which annuity payments are to begin or in any of the four preceding Contract Years, an Annuity Charge may apply. The Annuity Charge equals the Withdrawal Charge that would apply if the Contract were being surrendered. No Annuity Charge will be assessed if annuity option 3 is elected by a Beneficiary under the Death Benefit.

     Under this option, a payee can elect an annuity payable monthly for any period of years from 5 to 30. This election must be made for full 12 month periods. In the event the payee dies before the specified number of payments has been made, the Beneficiary may elect to continue receiving the scheduled payments or may alternatively elect to receive the present value, based on a 5% annual interest rate, of any remaining guaranteed payments. Because Contract Values are redeemable even after the Annuity Date under this option at any time while payments are being made, the payee may elect to receive the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option.

     The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. (See "Contract
Charges -- Mortality and Expense Risk Charge"). Since annuity option 3, Income for a Specified Period, does not contain an element of mortality risk, the payee is not getting the benefit of this Charge. There shall be no right to terminate the Contract during the Annuity Period if the option elected contains an element of mortality risk.

OTHER OPTIONS

     At the sole discretion of the Company, other annuity options may be made available to the Contract Owner. However, to the extent that Withdrawal Charges would otherwise apply to a withdrawal or termination, the identical Withdrawal Charge may apply with respect to any additional options.

     With respect to Contracts issued under Sections 401, 403(b) or 408 of the Code, any payments will be made only to the Annuitant and the Annuitant's spouse.

TRANSFER DURING ANNUITY PERIOD

     During the Annuity Period, the payee has the sole right to transfer the Contract Value to the General Account and/or among Separate Account Divisions by written request to the Company. The following limitations apply:

          (1) No transfer to a Separate Account Division may be made during the first year of the Annuity Period. Thereafter, only one transfer per Division is permitted during each Contract Year of the Annuity Period.

          (2) The entire value in a Separate Account Division must be transferred.

          (3) The request for transfer must be received by the Company, c/o its Administrative Service Center, during the 45 days preceding the anniversary of the Contract's Issue Date. The transfer will be effected at the next Annuity Unit value calculation after receipt of a valid transfer request which meets the limitations and conditions as are prescribed for transfers during the Accumulation Period. (See "Transfer During Accumulation Period").

          (4) The amount allocated to the General Account in the event of a transfer from a Separate Account Division will be equal to the annuity reserve for the payee's interest in that Separate Account Division. The annuity reserve is the product of "(A)" multiplied by "(B)" multiplied by "(C)", where "(A)" is the number of Annuity Units representing the payee's interest in the Separate Account Division per annuity payment; "(B)" is the Annuity Unit value for the Separate Account Division; and "(C)" is the present value of $1.00 per payment period as of the adjusted age of the payee attained at the time of transfer, determined by using the 1983 Table A, projected at Scale G with interest at the rate of 5% per annum. Amounts transferred to the General Account will be applied under the annuity option originally elected, except that adjustment will be made for the time elapsed since the Annuity Date. All amounts and Annuity Unit values will be determined as of the end of the Valuation Period preceding the effective date of transfer.

          (5) The transfer privilege may be suspended or discontinued at any time.

DEATH BENEFIT DURING ANNUITY PERIOD

     If the payee dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the annuity option in effect at the time of the payee's death. If the Owner or Annuitant, if different, dies after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining interest, if any, as provided for in the annuity option elected will be distributed at least as rapidly as under the method of distribution in effect at the Owner's or Annuitant's death.

--------------------------------------------------------------------------------

                          PURCHASES AND CONTRACT VALUE
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENT

     The minimum initial Purchase Payment for Contracts issued pursuant to a Non-Qualified Plan is $1,000. Minimum additional Purchase Payments may be made in amounts of $500. The minimum Purchase Payment for a Contract issued pursuant to a Qualified Plan is $100. A minimum of $500 must be allocated to one Division or the General Account before transfers are permitted. (See "Description of the Contracts -- Transfer During Accumulation Period"). The Company reserves the right to refuse any Purchase Payment at any time.

MAXIMUM PURCHASE PAYMENT

     Purchase Payments of more than $1,000,000 require prior Company approval.

ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments are allocated to the General Account and/or the Divisions of the Separate Account selected by the Contract Owner. The current General Account allocation option pays a fixed rate of interest declared by the

Company for one year from the date amounts are allocated to it. The Company, at its discretion, may offer other General Account allocation options which are subject to different terms and conditions than apply to the current option.

     Contract Owners making initial Purchase Payments should be sure to specify their allocations on the application for a Contract. If the application is in good order, the Company will apply the initial Purchase Payment to the General Account and the selected Division(s), and credit the Contract with Accumulation Units within two business days of receipt at the P.O. Box for the Company's Administrative Service Center. The number of Accumulation Units in a Division attributable to a Purchase Payment is determined by dividing that portion of the Purchase Payment which is allocated to the Division by the Division's Accumulation Unit value during the Valuation Period when the allocation occurs.

     IF THE APPLICATION DOES NOT SPECIFY AN ALLOCATION, THE APPLICATION IS NOT IN GOOD ORDER.

     If the application for a Contract is not in good order, the Company will attempt to rectify it within five business days of its receipt at the P.O. Box for the Company's Administrative Service Center. The Company will credit the initial Purchase Payment within two business days after the application has been rectified. Unless the Contract Owner consents otherwise, the application and the initial Purchase Payment will be returned if the application cannot be put in good order within five business days of its receipt.

     Just like Contract Owners making initial Purchase Payments, Contract Owners making subsequent Purchase Payments should be sure to specify how they want their payments allocated. OTHERWISE, THE COMPANY WILL AUTOMATICALLY PROCESS THE PURCHASE PAYMENT BASED ON THE PREVIOUS ALLOCATION.

     A Contract Owner may elect to increase, decrease or change the frequency or amount of Purchase Payments. The application and any Purchase Payments should be sent to the Company at its Administrative Service Center.

ACCUMULATION UNIT VALUE

     Accumulation Unit value is determined Monday through Friday (except for the following Federal holidays) as of 4:00 p.m. New York time.

  New Year's Day       Independence Day
  President's Day      Labor Day
  Good Friday          Thanksgiving
  Memorial Day         Christmas Day

     A separate Accumulation Unit value is determined for each Division. If the Company elects or is required to assess a charge for taxes, a separate Accumulation Unit value may be calculated for Non-Qualified and Qualified Contracts within each Division.

     The net assets are determined by calculating the total value of each Division's assets (that is, the aggregate value of the shares of the Portfolio of the Trust held by the Division). After calculation of the net assets of a Division, that amount is reduced by the accrued but unpaid daily charge for mortality and expense risks and administration expense (which together amount to 1.40% per annum) and any provision for taxes which may occur. After that calculation, the resulting number is then divided by the number of Accumulation Units outstanding at the end of the Valuation Period to determine Accumulation Unit value.

     The Accumulation Unit value for each Division will vary with the price of a share in the underlying Portfolio and in accordance with the Mortality and Expense Risk Charge, Administrative Expense Charge, and any provision for taxes. Assessments of premium tax, Withdrawal Charges and Records Maintenance Charges are made separately for each Contract. They do not affect Accumulation Unit value.

DISTRIBUTION OF CONTRACTS

     Contracts are sold by registered representatives of broker-dealers who are licensed insurance agents of the Company, either individually or through an incorporated insurance agency. Commissions paid to registered representatives may vary, but in the aggregate are not anticipated to exceed 5% of any Purchase Payment. In addition, under certain circumstances, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time Purchase Payments have been held under a Contract and

Contract Values. A persistency bonus is not anticipated to exceed .20%, on an annual basis, of the Contract Values considered in connection with the bonus.


     SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017, serves as distributor of the Contracts. SunAmerica Capital Services, Inc., an indirect, wholly owned subsidiary of SunAmerica Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.


WITHDRAWALS (REDEMPTIONS)

     Except as explained below, the Contract Owner may redeem a Contract for all or a portion of the Contract Value during the Accumulation Period. The Contract Owner may also redeem Contract Values after the Annuity Date if annuity option 3 is elected. Withdrawal Charges may be assessed. (See "Contract
Charges -- Withdrawal Charge").

     Effective January 1, 1989, withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) are limited to circumstances only: when the Contract Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions made by the Contract Owner and does not include any investment results. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply. (See "Taxes -- Tax Sheltered Annuities -- Withdrawal Limitations").

     While the foregoing limitations only apply to certain contracts issued in connection with 403(b) Qualified Plans, all Contract Owners should seek competent tax advice regarding any withdrawals or distributions.

     Except in connection with the Systematic Withdrawal Program, the minimum partial withdrawal amount is $500, or the Owner's entire interest in the Division from which a withdrawal is requested. The Owner's interest in the Division from which the withdrawal is requested must be at least $500 after the withdrawal is completed if anything is left in that Division.

     A written withdrawal request or Systematic Withdrawal Program enrollment form, as the case may be, must be sent to the Company, c/o its Administrative Service Center. The required form will not be in good order unless it includes the Contract Owner's Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes. The Company provides the required forms.

     If the request is for total withdrawal, the Contract or a Lost Contract Affidavit (which may be obtained by calling the Company's Administrative Service Center) must be submitted as well. The Withdrawal Value is determined on the basis of the Accumulation Unit values next computed following receipt of a request in proper order. The Withdrawal Value will be paid within seven days after the day a proper request is received by the Company. However, the Company may suspend the right of withdrawal or delay payment more than seven days: (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) when trading on the markets the Separate Account or Portfolios normally utilize is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Separate Account's or a Portfolio's investments or determination of Accumulation Unit value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission, by order, may permit for protection of Contract Owners.

SYSTEMATIC WITHDRAWAL PROGRAM

     Certain Participants of Nonqualified Plan Contracts and Contracts issued in connection with IRAs may choose to withdraw amounts which in the aggregate add up to a maximum of 10% of their Purchase Payments annually pursuant to a Systematic Withdrawal Program without charge. Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age 59 1/2. Participants must complete an enrollment form which describes the program and send it to the Company, c/o its Administrative Service Center. Participation in the Systematic Withdrawal Program may be elected at the time the Contract is issued or on any date prior to the Annuity Date.

Depending on fluctuations in the net asset value of the Portfolios, systematic withdrawals may reduce or even exhaust Contract Value. The minimum systematic withdrawal amount is $250 per withdrawal.

     Amounts withdrawn under to the Systematic Withdrawal Program may be electronically wired to the Contract Owner's financial institution by completing the instructions on the Electronic Fund Transfer Form or by written request delivered to the Company at its Administrative Service Center. A voided check (for checking accounts), the account number and bank ABA number must accompany all requests. Electronic transfers may also be requested on the Systematic Withdrawal Request Form. The Company reserves the right to modify, suspend or terminate the Systematic Withdrawal Program and the availability of electronic fund transfers at any time.

ERISA PLANS

     Spousal consent may be required when a married Contract Owner seeks a distribution from a Contract that has been issued in connection with a Qualified Plan or a Non-Qualified Plan that is subject to Title I of ERISA. Owners should obtain competent advice.

TEXAS OPTIONAL RETIREMENT PROGRAM

     A participant in the Texas Optional Retirement Program ("ORP") is required to obtain a certificate of termination from the participant's employer before a Contract can be redeemed. This requirement is imposed because the Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of their employment by Texas public institutions of higher education, or upon retirement, death or total disability.

MINIMUM CONTRACT VALUE

     If the Contract Value is less than $500 and no Purchase Payments have been made during the previous three full calendar years, the Company reserves the right, after 60 days written notice to the Owner, to terminate the Contract and distribute the Withdrawal Value to the Owner. This privilege will be exercised only if the Contract Value has been reduced to less than $500 as a result of withdrawals, and state law permits. In no instance shall such termination occur if the value has fallen below $500 due to either decline in Accumulation Unit value or the imposition of fees and charges.
--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     The Company has primary responsibility for all administration of the Contracts and the Separate Account. Its Administrative Service Center is located at P. O. Box 54299, Los Angeles, California 90054-0299 and its telephone number is (800) 445-7862.

     The administrative services provided include, but are not limited to: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner services; calculation of unit values; and preparation of Contract Owner reports.

     Contract statements and transaction confirmations are mailed to Contract Owners at least quarterly. Contract Owners should read their statements carefully and verify their accuracy. Questions about periodic statements should be communicated to the Company promptly. The Company will investigate all complaints and make any necessary adjustments retroactively, provided that it has received notice of a potential error within 30 days after the date the Contract Owner receives the questioned statement. If the Company has not received notice of a potential error within this time, any adjustment shall be made as of the date that the Administrative Service Center receives notice of the potential error.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH

CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

GENERAL

     Section 72 of the Code governs taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in-first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Non-Qualified Contracts, the cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the annuity Contract. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the Contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Contract Owner. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Contract Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Company intends that each Portfolio of the Trust underlying the Contracts will be managed by the investment adviser for the Trust in such a manner as to comply with these diversification requirements.

MULTIPLE CONTRACTS

     Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Contract Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

     An assignment of a Contract may be a taxable event and may also be prohibited by ERISA in some circumstances. Contract Owners should therefore consult competent tax advisers should they wish to assign their Contracts.

TAX TREATMENT OF WITHDRAWALS -- NON-QUALIFIED CONTRACTS

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn not in form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any premature distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches
59 1/2; (2) upon the death of the Contract Owner; (3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his Beneficiary;
(5) under an immediate annuity; or (6) which are allocable to purchase payments made prior to August 14, 1982.

     The above information applies to Qualified Contracts issued pursuant to
Section 457 of the Code, but does not apply to other Qualified Contracts. Separate tax withdrawal penalties and restrictions apply to Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts").

QUALIFIED PLANS

     The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and the terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

     Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts").

    (A) H.R. 10 OR KEOGH PLANS

          Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals -- Qualified Contracts"). Purchasers of Contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    (B) TAX-SHELTERED ANNUITIES

          Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals -- Qualified Contracts"). Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    (C) INDIVIDUAL RETIREMENT ANNUITIES

          Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals -- Qualified Contracts"). Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    (D) CORPORATE PENSION AND PROFIT-SHARING PLANS

          Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals -- Qualified Contracts".) Purchasers of Contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS -- QUALIFIED CONTRACTS

     Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b) (IRAs).

     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated Beneficiary; (4) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he or she has attained age 55;
(5) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and (6) distributions made to an alternate payee pursuant to a qualified domestic relations order.

     The exceptions stated in items (4), (5) and (6) above do not apply in the case of an IRA.

     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to the transferee plan designated by the recipient.

TAX SHELTERED ANNUITIES -- WITHDRAWAL LIMITATIONS

     The Tax Reform Act of 1986, effective January 1, 1989, limits the withdrawal of amounts attributed to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only: when the Contract Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions by the Contract Owner and does not include any investment results. These limitations on withdrawals apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions, and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions.

DEFERRED COMPENSATION PLANS -- SECTION 457

     Under Section 457 of the Code, governmental and certain other tax exempt employers may establish deferred compensation plans for the benefit of their employees which may invest in annuity contracts. The Code, as in the case of Qualified Plans, establishes limitations and restrictions on eligibility, contributions, and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to a participant or a beneficiary.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is engaged in various kinds of routine litigation that in the Company's judgment will not have a material adverse impact upon the Company's financial position.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                   OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                           ITEM                                             PAGE
                                                                                            ----
COMPANY...................................................................................    1
INDEPENDENT ACCOUNTANTS...................................................................    1
DISTRIBUTORS..............................................................................    1
PERFORMANCE DATA..........................................................................    2
  Money Market Division...................................................................    2
  Other Divisions.........................................................................    3
ANNUITY PAYMENTS..........................................................................    4
  Annuity Unit Value......................................................................    4
  Amounts of Annuity Payments.............................................................    4
  Subsequent Monthly Payments.............................................................    5
FINANCIAL STATEMENTS......................................................................    5

Please forward a copy (without charge) of the Statement of Additional Information concerning ICAP II Variable Annuity Contracts issued by Anchor National Life Insurance Company to:

              (Please print or type and fill in all information.)

------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date:                            Signed:
      ------------------------           -------------------------------------

Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

                       STATEMENT OF ADDITIONAL INFORMATION


                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACTS


                                    ISSUED BY

                          VARIABLE ANNUITY ACCOUNT ONE

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY




                 THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.


                THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED FEBRUARY 2, 1998, AS IT MAY BE SUPPLEMENTED, CALL OR WRITE THE COMPANY C/O ITS ADMINISTRATIVE SERVICE CENTER, P.O. BOX 54299, LOS ANGELES, CALIFORNIA 90054-0299, 1-800-445-SUN2.


                THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED
                                FEBRUARY 2, 1998

                                TABLE OF CONTENTS


Item                                                    Page
----                                                    ----
Company................................................   1
Independent Accountants................................   1

Distributors...........................................   1

Performance Data.......................................   2
   Money Market Division...............................   2
   Other Divisions.....................................   3

Annuity Payments.......................................   4
   Annuity Unit Value..................................   4
   Amount of Annuity Payments..........................   4
   Subsequent Monthly Payments.........................   5

Financial Statements...................................   5

                                    COMPANY

          Information regarding the Anchor National Life Insurance Company (the "Company") and its ownership is contained in the Prospectus.

                             INDEPENDENT ACCOUNTANTS

         The consolidated financial statements of the Company as of September 30, 1997 and 1996 and for each of the three years in the period ended September 30, 1997 are presented in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the Contracts. The financial statements of the Separate Account as of December 31, 1996 and for each of the two years in the period ended December 31, 1996, also are included in this Statement of Additional Information.


         Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above included in this Statement of Additional Information have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                  DISTRIBUTORS

         The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

         The offering is on a continuous basis.

         Effective January 28, 1994, the Contracts are offered through the distributors for the Separate Account, SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017, which is an indirect wholly owned subsidiary of SunAmerica Inc. Prior to this time, Anchor National Financial Services, Inc., SunAmerica Securities, Inc., both located at 2800 N. Central Avenue, Phoenix, Arizona 85004, and Royal Alliance Associates, Inc., located at 733 Third Street, 4th Floor, New York, New York 10017, served as co-distributors of the Contract. SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. are each an indirect wholly-owned subsidiary of SunAmerica Inc. Prior to the closing date of the assumption reinsurance agreement between Integrated Resources Life Insurance Company and Anchor National Life Insurance Company discussed in the Prospectus, the principal underwriter of the Contracts was Integrated Resources Capital Services, Inc.

         For the year ended December 31, 1994, the aggregate amount of underwriting commissions paid to SunAmerica Capital Services, Inc. was $2,973,118, of which $309,945 was retained by them. For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to SunAmerica Capital Services, Inc. was $1,572,943, of which $162,469 was retained by them. For the year ended December 31, 1996, the aggregate amount of underwriting commissions paid to SunAmerica Capital Services, Inc. was $1,182,796, of which $119,706 was retained by them.

                                PERFORMANCE DATA

         Performance data for the various Divisions of the Separate Account are determined in the manner described below.

Money Market Division

         The annualized current yield and the effective yield for the Money Market Division for the 7 day period ended December 31, 1996 were 3.30% and 3.35%, respectively.

         Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

         Base Period Return = (EV-SV-RMC)/(SV)

         where:

         SV = value of one Accumulation Unit at the start of a 7 day period

         EV = value of one Accumulation Unit at the end of the 7 day period

         RMC = an allocated portion of the $30 annual Records Maintenance Charge, prorated for 7 days

         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses incurred, during such 7 day period. The Records Maintenance Charge is first allocated among the Divisions and the General Account so that each Division's allocated portion of the charge is proportional to the percentage of the number of Contract Owners' accounts that have money allocated to that Division. The portion of the Charge allocable to the Money Market Division is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Money Market Division. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                   Current Yield = (Base Period Return) x (365/7)

         The Money Market Division also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Money Market Division. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                              365/7
                   Effective Yield = [(Base Period Return + 1)      - 1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal or Annuity Charges.

         The yields quoted should not be considered a representation of the yield of the Money Market Division in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Division and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Money Market Division and for providing a basis for comparison with other investment alternatives. However, the Money Market Division's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Divisions

         Divisions of the Separate Account other than the Money Market Division compute their performance data as "total return." The total returns of the various Divisions over the last 1, 5 and 10 year periods, and since their inception, are shown below, both with/without an assumed complete redemption at the end of the period.

         TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDING ON 12/31/96:
                        (RETURN WITH/WITHOUT REDEMPTION)


                               INCEPTION                                                         SINCE
DIVISION                         DATE      1 YEAR             5 YEARS          10 YEARS         INCEPTION
                                -------   -----------       -----------       -----------       -----------
Foreign Securities ..           3/23/87     4.72/9.72         4.71/4.86                --         3.57/3.57
Capital Appreciation            3/23/87   18.31/23.31       17.97/18.07                --       13.63/13.63
Growth                          8/13/84   18.26/23.26         9.54/9.67       11.51/11.51       12.19/12.19
Natural Resources               1/01/88    7.27/12.27       11.56/11.67                --         7.41/7.41
Growth and Income* ..           3/23/87   13.50/18.50       11.31/11.43                --         8.52/8.52
Strategic Multi-Asset           3/23/87    8.11/13.11         8.66/8.79                --         7.62/7.62
Multi-Asset                     3/23/87    7.21/12.21         8.43/8.56                --         8.61/8.61
High Yield                      1/01/86     4.99/9.99         9.64/9.76         7.06/7.06         7.77/7.77
Target '98                      5/02/88    -2.87/2.13         4.58/4.73                --         7.69/7.69
Fixed Income                    8/13/84    -4.15/0.85         4.48/4.63         5.82/5.82         7.79/7.79
Gov't & Quality Bond            8/13/84    -3.56/1.44         4.89/5.04         6.75/6.75         8.26/8.26

Total return figures are based on historical data and are not intended to indicate future performance.

* Formerly the Convertible Securities Division

         These figures show the total return hypothetically experienced by Contracts funded through the various Divisions of the Account over the time periods shown.

         Total return for a Division represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a Contract funded by that Division made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:
                        n
                  P(1+T)  = ERV

         where:

                   P =     a hypothetical initial payment of $1000
                   T =     average annual total return
                   n =     number of years

                 ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


         The total return figures given reflect the effects of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Division, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two figures given in the table above for each Division and time period. Because the impact of Records Maintenance Charges on a particular Contract Owner's account would generally have differed from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Money Market Division yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                ANNUITY PAYMENTS

Annuity Unit Value

         The value of an Annuity Unit is determined independently for each Separate Account Division.

         For each Division, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated and multiplying the result by an interest factor which offsets the effect of the investment earnings rate of five percent (5%) per annum that is assumed in the annuity table contained in the Contract.

         The net investment factor for each Division for a Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where: (a) is the value of an Accumulation Unit from the applicable Division as of the end of the current Valuation Period; (b) is the value of an Accumulation Unit for the applicable Division as of the end of the immediately preceding Valuation Period; and (c) is a factor representing the daily charge for mortality and expense risks and administration of 1.40% per annum.

Amount of Annuity Payments

         The initial annuity payment is determined by applying the Contract Value, less any premium tax, and less any Annuity Charge (if annuity option 3 is elected), to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex and adjusted age of the Annuitant and joint Annuitant, if any. The adjusted age is determined from the actual age to the nearest birthday at the Annuity Date according to the table below. The Adjusted Age Table is used to correct for population mortality improvements over time.

                               ADJUSTED AGE TABLE


                    Adjustment                                     Adjustment
Calendar            to Actual            Calendar                   to Actual
Year of Birth          Age             Year of Birth                   Age
------------        ----------         -------------               ----------
1899-1905               +6               1946-1951                      -1
1906-1911               +5               1952-1958                      -2
1912-1918               +4               1959-1965                      -3
1919-1925               +3               1966-1972                      -4
1926-1932               +2               1973-1979                      -5
1933-1938               +1               1980-1985                      -6
1939-1945                0               1986-1992                      -7

         The dollars applied are then divided by 1,000 and multiplied by the appropriate annuity factor to indicate the amount of the first annuity payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units determined for the first annuity payment remains constant for the second and subsequent monthly payments.

Subsequent Monthly Payments

         The amount of the second and subsequent annuity payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each annuity payment is due. The dollar amount of the first annuity payment determined as above is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units determined for the first annuity payment remains constant for the second and subsequent monthly payments.


                              FINANCIAL STATEMENTS

         The consolidated financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. The financial statements of the Separate Account are also included in this Statement of Additional Information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Anchor National Life Insurance Company

     In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries at September 30, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Los Angeles, California

November 7, 1997

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET

                                                                      SEPTEMBER 30,
                                                            ----------------------------------
                                                                 1997                1996
                                                            ---------------     --------------
ASSETS
INVESTMENTS:
  Cash and short-term investments.........................  $   113,580,000     $  122,058,000
  Bonds, notes and redeemable preferred stocks:
     Available for sale, at fair value (amortized cost:
       1997, $1,942,485,000; 1996, $2,001,024,000)........    1,986,194,000      1,987,271,000
  Mortgage loans..........................................      339,530,000         98,284,000
  Common stocks, at fair value (cost: 1997, $271,000;
     1996, $2,911,000)....................................        1,275,000          3,970,000
  Real estate.............................................       24,000,000         39,724,000
  Other invested assets...................................      143,722,000         77,925,000
                                                             --------------      -------------
  Total investments.......................................    2,608,301,000      2,329,232,000
Variable annuity assets...................................    9,343,200,000      6,311,557,000
Receivable from brokers for sales of securities...........               --         52,348,000
Accrued investment income.................................       21,759,000         19,675,000
Deferred acquisition costs................................      536,155,000        443,610,000
Other assets..............................................       61,524,000         48,113,000
                                                             --------------      -------------
TOTAL ASSETS..............................................  $12,570,939,000     $9,204,535,000
                                                             ==============      =============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts....................  $ 2,098,803,000     $1,789,962,000
  Reserves for guaranteed investment contracts............      295,175,000        415,544,000
  Payable to brokers for purchases of securities..........          263,000                 --
  Income taxes currently payable..........................       32,265,000         21,486,000
  Other liabilities.......................................      122,728,000         74,710,000
                                                             --------------      -------------
  Total reserves, payables and accrued liabilities........    2,549,234,000      2,301,702,000
                                                             --------------      -------------
Variable annuity liabilities..............................    9,343,200,000      6,311,557,000
                                                             --------------      -------------
Subordinated notes payable to Parent......................       36,240,000         35,832,000
                                                             --------------      -------------
Deferred income taxes.....................................       67,047,000         70,189,000
                                                             --------------      -------------
Shareholder's equity:
  Common Stock............................................        3,511,000          3,511,000
  Additional paid-in capital..............................      308,674,000        280,263,000
  Retained earnings.......................................      244,628,000        207,002,000
  Net unrealized gains (losses) on debt and equity
     securities available for sale........................       18,405,000         (5,521,000)
                                                             --------------      -------------
  Total shareholder's equity..............................      575,218,000        485,255,000
                                                             --------------      -------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY................  $12,570,939,000     $9,204,535,000
                                                             ==============      =============


                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         CONSOLIDATED INCOME STATEMENT

                                                          YEARS ENDED SEPTEMBER 30,
                                              --------------------------------------------------
                                                  1997               1996               1995
                                              -------------      -------------      ------------
Investment income..........................   $ 210,759,000      $ 164,631,000      $129,466,000
                                              -------------      -------------      ------------
Interest expense on:
  Fixed annuity contracts..................    (109,217,000)       (82,690,000)      (72,975,000)
  Guaranteed investment contracts..........     (22,650,000)       (19,974,000)       (3,733,000)
  Senior indebtedness......................      (2,549,000)        (2,568,000)         (227,000)
  Subordinated notes payable to Parent.....      (3,142,000)        (2,556,000)       (2,448,000)
                                              -------------      -------------      ------------
  Total interest expense...................    (137,558,000)      (107,788,000)      (79,383,000)
                                              -------------      -------------      ------------
NET INVESTMENT INCOME......................      73,201,000         56,843,000        50,083,000
                                              -------------      -------------      ------------
NET REALIZED INVESTMENT LOSSES.............     (17,394,000)       (13,355,000)       (4,363,000)
                                              -------------      -------------      ------------
Fee income:
  Variable annuity fees....................     139,492,000        103,970,000        84,171,000
  Net retained commissions.................      39,143,000         31,548,000        24,108,000
  Surrender charges........................       5,529,000          5,184,000         5,889,000
  Asset management fees....................      25,764,000         25,413,000        26,935,000
  Other fees...............................       3,218,000          3,390,000         4,002,000
                                              -------------      -------------      ------------
TOTAL FEE INCOME...........................     213,146,000        169,505,000       145,105,000
                                              -------------      -------------      ------------
GENERAL AND ADMINISTRATIVE EXPENSES........     (98,802,000)       (81,552,000)      (64,457,000)
                                              -------------      -------------      ------------
AMORTIZATION OF DEFERRED ACQUISITION
  COSTS....................................     (66,879,000)       (57,520,000)      (58,713,000)
                                              -------------      -------------      ------------
ANNUAL COMMISSIONS.........................      (8,977,000)        (4,613,000)       (2,658,000)
                                              -------------      -------------      ------------
PRETAX INCOME..............................      94,295,000         69,308,000        64,997,000
Income tax expense.........................     (31,169,000)       (24,252,000)      (25,739,000)
                                              -------------      -------------      ------------
NET INCOME.................................   $  63,126,000      $  45,056,000      $ 39,258,000
                                              =============      =============      ============


                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                               YEARS ENDED SEPTEMBER 30,
                                                                 -----------------------------------------------------
                                                                      1997               1996               1995
                                                                 ---------------    ---------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income..................................................   $    63,126,000    $    45,056,000    $    39,258,000
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to:
         Fixed annuity contracts..............................       109,217,000         82,690,000         72,975,000
         Guaranteed investment contracts......................        22,650,000         19,974,000          3,733,000
         Net realized investment losses.......................        17,394,000         13,355,000          4,363,000
         Accretion of net discounts on investments............       (18,576,000)        (8,976,000)        (6,865,000)
         Amortization of goodwill.............................         1,187,000          1,169,000          1,168,000
         Provision for deferred income taxes..................       (16,024,000)        (3,351,000)        (1,489,000)
  Change in:
    Accrued investment income.................................        (2,084,000)        (5,483,000)         3,373,000
    Deferred acquisition costs................................      (113,145,000)       (60,941,000)        (7,180,000)
    Other assets..............................................       (14,598,000)        (8,000,000)         7,047,000
    Income taxes currently payable............................        10,779,000          5,766,000          3,389,000
    Other liabilities.........................................        14,187,000          5,474,000          4,063,000
  Other, net..................................................           418,000           (129,000)             7,000
                                                                   -------------      -------------      -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES.....................        74,531,000         86,604,000        123,842,000
                                                                   -------------      -------------      -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts...................................     1,097,937,000        651,649,000        245,320,000
    Guaranteed investment contracts...........................        55,000,000        134,967,000        275,000,000
  Net exchanges to (from) the fixed accounts of variable
    annuity contracts.........................................      (620,367,000)      (236,705,000)        10,475,000
  Withdrawal payments on:
    Fixed annuity contracts...................................      (242,589,000)      (173,489,000)      (237,977,000)
    Guaranteed investment contracts...........................      (198,062,000)       (16,492,000)        (1,638,000)
  Claims and annuity payments on fixed annuity contracts......       (35,731,000)       (31,107,000)       (31,237,000)
  Net receipts from (repayments of) other short-term
    financings................................................        34,239,000       (119,712,000)         3,202,000
  Capital contribution received...............................        28,411,000         27,387,000                 --
  Dividends paid..............................................       (25,500,000)       (29,400,000)                --
                                                                   -------------      -------------      -------------
NET CASH PROVIDED BY FINANCING ACTIVITIES.....................        93,338,000        207,098,000        263,145,000
                                                                   -------------      -------------      -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable preferred stocks..............   $(2,566,211,000)   $(1,937,890,000)   $(1,556,586,000)
    Mortgage loans............................................      (266,771,000)       (15,000,000)                --
    Other investments, excluding short-term investments.......       (75,556,000)       (36,770,000)       (13,028,000)
  Sales of:
    Bonds, notes and redeemable preferred stocks..............     2,299,063,000      1,241,928,000      1,026,078,000
    Real estate...............................................                --            900,000         36,813,000
    Other investments, excluding short-term investments.......         6,421,000          4,937,000          5,130,000
  Redemptions and maturities of:
    Bonds, notes and redeemable preferred stocks..............       376,847,000        288,969,000        178,688,000
    Mortgage loans............................................        25,920,000         11,324,000         14,403,000
    Other investments, excluding short-term investments.......        23,940,000         20,749,000         13,286,000
                                                                   -------------      -------------      -------------
NET CASH USED BY INVESTING ACTIVITIES.........................      (176,347,000)      (420,853,000)      (295,216,000)
                                                                   -------------      -------------      -------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS....        (8,478,000)      (127,151,000)        91,771,000
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD........       122,058,000        249,209,000        157,438,000
                                                                   -------------      -------------      -------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD..............   $   113,580,000    $   122,058,000    $   249,209,000
                                                                   =============      =============      =============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness...............................   $     7,032,000    $     5,982,000    $     3,235,000
                                                                   =============      =============      =============
  Net income taxes paid.......................................   $    36,420,000    $    22,031,000    $    23,656,000
                                                                   =============      =============      =============


                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

     Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica, Inc. (the "Parent"). The Company is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management, which includes the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest; strength, weakness and volatility of equity markets; and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the 1997 presentation.

     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using the interest method over the contractual lives of the investments.

     INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Interest Expense in the income statement. All outstanding Swap Agreements are designated as hedges and, therefore, are not marked to market. However, in the event that a hedged asset/liability were to be sold or repaid before the related Swap Agreement matures, the Swap Agreement would be marked to market and any gain/loss classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement would be marked to market and the resulting change in fair value would be included in Investment Income in the income statement. In the event that a Swap Agreement that is designated as a hedge were to be terminated before its contractual maturity, any resulting gain/loss would be credited/charged to the carrying value of the asset/liability that it hedged.

     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. Deferred Acquisition Costs have been decreased by $16,400,000 at September 30, 1997 and increased by $4,200,000 at September 30, 1996 for this adjustment.

     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

     GOODWILL: Goodwill, amounting to $18,311,000 at September 30, 1997, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

     FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade-date basis.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3. INVESTMENTS

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                          ESTIMATED
                                                         AMORTIZED           FAIR
                                                            COST            VALUE
                                                       --------------   --------------
        AT SEPTEMBER 30, 1997:
          Securities of the United States
             Government..............................  $   18,496,000   $   18,962,000
          Mortgage-backed securities.................     636,018,000      649,196,000
          Securities of public utilities.............      22,792,000       22,893,000
          Corporate bonds and notes..................     984,573,000    1,012,559,000
          Redeemable preferred stocks................       6,125,000        6,681,000
          Other debt securities......................     274,481,000      275,903,000
                                                       --------------   --------------
          Total available for sale...................  $1,942,485,000   $1,986,194,000
                                                       ==============   ==============
        AT SEPTEMBER 30, 1996:
          Securities of the United States
             Government..............................  $  311,458,000   $  304,538,000
          Mortgage-backed securities.................     747,653,000      741,876,000
          Securities of public utilities.............       3,684,000        3,672,000
          Corporate bonds and notes..................     590,071,000      591,148,000
          Redeemable preferred stocks................       9,064,000        8,664,000
          Other debt securities......................     339,094,000      337,373,000
                                                       --------------   --------------
          Total available for sale...................  $2,001,024,000   $1,987,271,000
                                                       ==============   ==============

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of September 30, 1997, follow:

                                                                          ESTIMATED
                                                         AMORTIZED           FAIR
                                                            COST            VALUE
                                                       --------------   --------------
        Due in one year or less......................  $   19,067,000   $   20,575,000
        Due after one year through five years........     277,350,000      281,296,000
        Due after five years through ten years.......     631,083,000      650,242,000
        Due after ten years..........................     378,967,000      384,885,000
        Mortgage-backed securities...................     636,018,000      649,196,000
                                                       --------------   --------------
        Total available for sale.....................  $1,942,485,000   $1,986,194,000
                                                       ==============   ==============

     Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)
     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                               GROSS          GROSS
                                                            UNREALIZED      UNREALIZED
                                                               GAINS          LOSSES
                                                            -----------    ------------
        AT SEPTEMBER 30, 1997:
          Securities of the United States Government.....   $   498,000    $    (32,000)
          Mortgage-backed securities.....................    14,998,000      (1,820,000)
          Securities of public utilities.................       141,000         (40,000)
          Corporate bonds and notes......................    28,691,000        (705,000)
          Redeemable preferred stocks....................       556,000              --
          Other debt securities..........................     1,569,000        (147,000)
                                                            -----------    ------------
          Total available for sale.......................   $46,453,000    $ (2,744,000)
                                                            ===========    ============
        AT SEPTEMBER 30, 1996:
          Securities of the United States Government.....   $   284,000    $ (7,204,000)
          Mortgage-backed securities.....................     7,734,000     (13,511,000)
          Securities of public utilities.................         1,000         (13,000)
          Corporate bonds and notes......................    11,709,000     (10,632,000)
          Redeemable preferred stocks....................        16,000        (416,000)
          Other debt securities..........................       431,000      (2,152,000)
                                                            -----------    ------------
          Total available for sale.......................   $20,175,000    $(33,928,000)
                                                            ===========    ============

     At September 30, 1997, gross unrealized gains on equity securities available for sale aggregated $1,004,000 and there were no unrealized losses. At September 30, 1996, gross unrealized gains on equity securities available for sale aggregated $1,368,000 and gross unrealized losses aggregated $309,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)
     Gross realized investment gains and losses on sales of investments are as follows:

                                                              YEARS ENDED SEPTEMBER 30,
                                                     --------------------------------------------
                                                         1997            1996            1995
                                                     ------------    ------------    ------------
BONDS, NOTES AND REDEEMABLE
  PREFERRED STOCKS:
  Available for sale:
     Realized gains...............................   $ 22,179,000    $ 14,532,000    $ 15,983,000
     Realized losses..............................    (25,310,000)    (10,432,000)    (21,842,000)
  Held for investment:
     Realized gains...............................             --              --       2,413,000
     Realized losses..............................             --              --        (586,000)
COMMON STOCKS:
  Realized gains..................................      4,002,000         511,000         994,000
  Realized losses.................................       (312,000)     (3,151,000)       (114,000)
OTHER INVESTMENTS:
  Realized gains..................................      2,450,000       1,135,000       3,561,000
  Realized losses.................................             --              --         (12,000)
IMPAIRMENT WRITEDOWNS.............................    (20,403,000)    (15,950,000)     (4,760,000)
                                                     ------------    ------------    ------------
Total net realized investment losses..............   $(17,394,000)   $(13,355,000)   $ (4,363,000)
                                                     ============    ============    ============

     The sources and related amounts of investment income are as follows:

                                                              YEARS ENDED SEPTEMBER 30,
                                                     --------------------------------------------
                                                         1997            1996            1995
                                                     ------------    ------------    ------------
Short-term investments............................   $ 11,780,000    $ 10,647,000    $  8,308,000
Bonds, notes and redeemable preferred stocks......    163,038,000     140,387,000     107,643,000
Mortgage loans....................................     17,632,000       8,701,000       7,419,000
Common stocks.....................................         16,000           8,000           3,000
Real estate.......................................       (296,000)       (196,000)        (51,000)
Limited partnerships..............................      6,725,000       4,073,000       5,128,000
Other invested assets.............................     11,864,000       1,011,000       1,016,000
                                                     ------------    ------------    ------------
  Total investment income.........................   $210,759,000    $164,631,000    $129,466,000
                                                     ============    ============    ============

     Expenses incurred to manage the investment portfolio amounted to $2,050,000 for the year ended September 30, 1997, $1,737,000 for the year ended September 30, 1996, and $1,983,000 for the year ended September 30, 1995 and are included in General and Administrative Expenses in the income statement.

     At September 30, 1997, no investment exceeded 10% of the Company's consolidated shareholder's equity.

     At September 30, 1997, mortgage loans were collateralized by properties located in 21 states, with loans totaling approximately 13% of the aggregate carrying value of the portfolio secured by properties located in New York and approximately 12% by properties located in California. No more than 10% of the portfolio was secured by properties in any other single state.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)
     At September 30, 1997, bonds, notes and redeemable preferred stocks included $216,877,000 (fair value of $227,169,000) of bonds and notes not rated investment grade. The Company had no material concentrations of noninvestment-grade assets at September 30, 1997.

     At September 30, 1997, the amortized cost of investments in default as to the payment of principal or interest was $1,378,000, consisting of $500,000 of non-investment-grade bonds and $878,000 of mortgage loans. Such nonperforming investments had an estimated fair value of $1,378,000.

     As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At September 30, 1997, the Company had one outstanding Swap Agreement with a notional principal amount of $15.9 million, which matures in December, 2024. The net interest paid amounted to $0.1 million for the year ended September 30, 1997, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.

     At September 30, 1997, $5,276,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH AND SHORT TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

     VARIABLE ANNUITY ASSETS: Variable annuity assets are carried at the market value of the underlying securities.

     RECEIVABLE FROM (PAYABLE TO) BROKERS FOR SALES (PURCHASES) OF
SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of hedging Swap Agreements, determined from independent broker quotes.

     VARIABLE ANNUITY LIABILITIES: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

     SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     The estimated fair values of the Company's financial instruments at September 30, 1997 and 1996, compared with their respective carrying values, are as follows:

                                                        CARRYING
                                                         VALUE            FAIR VALUE
                                                     --------------     --------------
        1997:
        ASSETS:
          Cash and short-term investments........    $  113,580,000     $  113,580,000
          Bonds, notes and redeemable preferred
             stocks..............................     1,986,194,000      1,986,194,000
          Mortgage loans.........................       339,530,000        354,495,000
          Common stocks..........................         1,275,000          1,275,000
          Cost-method partnerships...............        46,880,000         84,186,000
          Variable annuity assets................     9,343,200,000      9,343,200,000
        LIABILITIES:
          Reserves for fixed annuity contracts...     2,098,803,000      2,026,258,000
          Reserves for guaranteed investment
             contracts...........................       295,175,000        295,175,000
          Payable to brokers for purchases of
             securities..........................           263,000            263,000
          Variable annuity liabilities...........     9,343,200,000      9,077,200,000
          Subordinated notes payable to Parent...        36,240,000         37,393,000
                                                     ==============     ==============
        1996:
        ASSETS:
          Cash and short-term investments........    $  122,058,000     $  122,058,000
          Bonds, notes and redeemable preferred
             stocks..............................     1,987,271,000      1,987,271,000
          Mortgage loans.........................        98,284,000        102,112,000
          Common stocks..........................         3,970,000          3,970,000
          Cost-method partnerships...............        45,070,000         70,553,000
          Receivable from brokers for sales of
             securities..........................        52,348,000         52,348,000
          Variable annuity assets................     6,311,557,000      6,311,557,000
        LIABILITIES:
          Reserves for fixed annuity contracts...     1,789,962,000      1,738,784,000
          Reserves for guaranteed investment
             contracts...........................       415,544,000        416,695,000
          Variable annuity liabilities...........     6,311,557,000      6,117,508,000
          Subordinated notes payable to Parent...        35,832,000         37,339,000
                                                     ==============     ==============

5. SUBORDINATED NOTES PAYABLE TO PARENT

     Subordinated notes payable to Parent equalled $36,240,000 at an interest rate of 9% at September 30, 1997 and require principal payments of $7,500,000 in 1998, $23,060,000 in 1999 and $5,400,000 in 2000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. CONTINGENT LIABILITIES

     The Company has entered into three agreements in which it has provided liquidity support for certain short-term securities of three municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $242,600,000. Management does not anticipate any material future losses with respect to these liquidity support facilities.

     The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

7. SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1997 and 1996, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                  YEARS ENDED SEPTEMBER 30,
                                        ----------------------------------------------
                                            1997             1996             1995
                                        ------------     ------------     ------------
        ADDITIONAL PAID-IN CAPITAL:
          Beginning balance.........    $280,263,000     $252,876,000     $252,876,000
          Capital contributions
             received...............      28,411,000       27,387,000               --
                                         -----------      -----------      -----------
          Ending balance............    $308,674,000     $280,263,000     $252,876,000
                                         ===========      ===========      ===========
        RETAINED EARNINGS:
          Beginning balance.........     207,002,000      191,346,000      152,088,000
          Net income................      63,126,000       45,056,000       39,258,000
          Dividend paid.............     (25,500,000)     (29,400,000)              --
                                         -----------      -----------      -----------
          Ending balance............    $244,628,000     $207,002,000     $191,346,000
                                         ===========      ===========      ===========
        NET UNREALIZED GAINS/LOSSES
          ON DEBT AND EQUITY
          SECURITIES AVAILABLE FOR
          SALE:
          Beginning balance.........    $ (5,521,000)    $ (5,673,000)    $(24,953,000)
          Change in net unrealized
             gains/losses on debt
             securities available
             for sale...............      57,463,000       (2,904,000)      71,302,000
          Change in net unrealized
             gains/losses on equity
             securities available
             for sale...............         (55,000)       3,538,000       (1,240,000)
          Change in adjustment to
             deferred acquisition
             costs..................     (20,600,000)        (400,000)     (40,400,000)
          Tax effects of net
             changes................     (12,882,000)         (82,000)     (10,382,000)
                                         -----------      -----------      -----------
          Ending balance............    $ 18,405,000     $ (5,521,000)    $ (5,673,000)
                                         ===========      ===========      ===========

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. SHAREHOLDER'S EQUITY (CONTINUED)
can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $25,500,000 and $29,400,000 were paid on April 1, 1997 and March 18, 1996, respectively. No dividends were paid in fiscal year 1995.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1997 was $45,743,000. The statutory net income for the year ended December 31, 1996 was $27,928,000 and for the year ended December 31, 1995 was $30,673,000. The Company's statutory capital and surplus was $325,712,000 at September 30, 1997, $311,176,000 at December 31, 1996 and $294,767,000 at
December 31, 1995.

8. INCOME TAXES

     The components of the provisions for federal income taxes on pretax income consist of the following:

                                             NET REALIZED
                                              INVESTMENT
                                            GAINS (LOSSES)    OPERATIONS       TOTAL
                                            --------------   ------------   ------------
        1997:
        Currently payable.................   $  (3,635,000)  $ 50,828,000   $ 47,193,000
        Deferred..........................      (2,258,000)   (13,766,000)   (16,024,000)
                                              ------------   ------------   ------------
                  Total income tax
                    expense...............   $  (5,893,000)  $ 37,062,000   $ 31,169,000
                                              ============   ============   ============
        1996:
        Currently payable.................   $   5,754,000   $ 21,849,000   $ 27,603,000
        Deferred..........................     (10,347,000)     6,996,000     (3,351,000)
                                              ------------   ------------   ------------
                  Total income tax
                    expense...............   $  (4,593,000)  $ 28,845,000   $ 24,252,000
                                              ============   ============   ============
        1995:
        Currently payable.................   $   4,248,000   $ 22,980,000   $ 27,228,000
        Deferred..........................      (6,113,000)     4,624,000     (1,489,000)
                                              ------------   ------------   ------------
                  Total income tax
                    expense...............   $  (1,865,000)  $ 27,604,000   $ 25,739,000
                                              ============   ============   ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. INCOME TAXES (CONTINUED)
     Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                    YEARS ENDED SEPTEMBER 30
                                           -------------------------------------------
                                              1997            1996            1995
                                           -----------     -----------     -----------
        Amount computed at statutory
          rate...........................  $33,003,000     $24,258,000     $22,749,000
        Increases (decreases) resulting
          from:
          Amortization of differences
             between book and tax bases
             of net assets acquired......      666,000         464,000       3,049,000
          State income taxes, net of
             federal tax benefit.........    1,950,000       2,070,000         437,000
          Dividends-received deduction...   (4,270,000)     (2,357,000)             --
          Tax credits....................     (318,000)       (257,000)       (168,000)
          Other, net.....................      138,000          74,000        (328,000)
                                           -----------     -----------     -----------
                  Total income tax
                    expense..............  $31,169,000     $24,252,000     $25,739,000
                                           ===========     ===========     ===========

     For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1997. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                                  SEPTEMBER 30,
                                                          -----------------------------
                                                              1997             1996
                                                          -------------    ------------
        DEFERRED TAX LIABILITIES:
        Investments....................................   $  13,160,000    $ 15,036,000
        Deferred acquisition costs.....................     154,949,000     136,747,000
        State income taxes.............................       1,777,000       1,466,000
        Net unrealized gains on debt and equity
          securities available for sale................       9,910,000              --
                                                          -------------    ------------
                  Total deferred tax liabilities.......     179,796,000     153,249,000
                                                          -------------    ------------
        DEFERRED TAX ASSETS:
        Contractholder reserves........................    (108,090,000)    (77,522,000)
        Guaranty fund assessments......................      (2,707,000)     (1,031,000)
        Other assets...................................      (1,952,000)     (1,534,000)
        Net unrealized losses on debt and equity
          securities available for sale................              --      (2,973,000)
                                                          -------------    ------------
                  Total deferred tax assets............    (112,749,000)    (83,060,000)
                                                          -------------    ------------
        Deferred income taxes..........................   $  67,047,000    $ 70,189,000
                                                          =============    ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. RELATED PARTY MATTERS

     The Company pays commissions to two affiliated companies, SunAmerica Securities, Inc. and Advantage Capital Corp. Commissions paid to these broker-dealers totaled $25,492,000 in 1997, $16,906,000 in 1996, and $9,435,000
in 1995. These broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 36.1%, 38.3%, and 40.6% of premiums in 1997, 1996, and 1995, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 19.2% and 10.1% of premiums in 1997, 19.7% and 10.2% in 1996, and 18.8% and 4.3% in 1995,
respectively.

     The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, Inc., whose purpose is to provide services to the SunAmerica companies. Amounts paid for such services totaled $86,116,000 for the year ended September 30, 1997, $65,351,000 for the year ended September 30, 1996 and $42,083,000 for the year ended September 30, 1995. Such amounts are included in General and Administrative Expenses in the income statement.

     The Parent made capital contributions of $28,411,000 in December, 1996 and $27,387,000 in December 1995 to the Company, through the Company's direct parent, in exchange for the termination of its guaranty with respect to certain real estate owned in Arizona. Accordingly, the Company reduced the carrying value of this real estate to estimated fair value to reflect the termination of the guaranty.

     During the year ended September 30, 1995, the Company sold to the Parent real estate for cash equal to its carrying value of $29,761,000.

     During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market values of $15,776,000 and $15,000, respectively. The Company recorded net gains aggregating $276,000 on such transactions.

     During the year ended September 30, 1997, the Company also purchased certain invested assets from SunAmerica Life Insurance Company and from CalAmerica Life Insurance Company for cash equal to their current market values of $8,717,000 and $284,000, respectively.

     During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market values of $274,000 and $47,321,000, respectively. The Company recorded net losses aggregating $3,000 on such transactions.

     During the year ended September 30, 1996, the Company also purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market values, which aggregated $28,379,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. BUSINESS SEGMENTS

     Summarized data for the Company's business segments follow:

                                                        TOTAL
                                                     DEPRECIATION
                                                         AND
                                        TOTAL        AMORTIZATION      PRETAX            TOTAL
                                       REVENUES        EXPENSE         INCOME           ASSETS
                                     ------------    ------------    -----------    ---------------
1997:
Annuity operations................   $332,845,000    $55,675,000     $74,792,000    $12,438,021,000
Broker-dealer operations..........     38,005,000        689,000      16,705,000         51,400,000
Asset management..................     35,661,000     16,357,000       2,798,000         81,518,000
                                     ------------    -----------     -----------    ---------------
          Total...................   $406,511,000    $72,721,000     $94,295,000    $12,570,939,000
                                     ============    ===========     ===========    ===============
1996:
Annuity operations................   $256,681,000    $43,974,000     $53,827,000    $ 9,092,770,000
Broker-dealer operations..........     31,053,000        449,000      13,033,000         37,355,000
Asset management..................     33,047,000     18,295,000       2,448,000         74,410,000
                                     ------------    -----------     -----------    ---------------
          Total...................   $320,781,000    $62,718,000     $69,308,000    $ 9,204,535,000
                                     ============    ===========     ===========    ===============
1995:
Annuity operations................   $211,587,000    $38,350,000     $55,462,000    $ 7,667,946,000
Broker-dealer operations..........     24,194,000        411,000       9,025,000         29,241,000
Asset management..................     34,427,000     24,069,000         510,000         86,510,000
                                     ------------    -----------     -----------    ---------------
          Total...................   $270,208,000    $62,830,000     $64,997,000    $ 7,783,697,000
                                     ============    ===========     ===========    ===============

                          VARIABLE ANNUITY ACCOUNT ONE

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS


February 14, 1997


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account One


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account One, a separate account of Anchor National Life Insurance Company (the "Separate Account") at December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                December 31, 1996




                                             Foreign       Capital                         Natural    Growth and     Strategic
                                          Securities  Appreciation          Growth       Resources        Income   Multi-Asset
                                           Portfolio     Portfolio        Portfolio      Portfolio     Portfolio     Portfolio
                                         -------------------------------------------------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                    $43,908,274   $153,845,004    $191,514,411    $15,459,178   $30,540,181   $53,602,627

Liabilities                                        0              0               0              0             0             0
                                         -------------------------------------------------------------------------------------

Net Assets                               $43,908,274   $153,845,004    $191,514,411    $15,459,178   $30,540,181   $53,602,627
                                         =====================================================================================


Accumulation units outstanding             3,043,190      4,347,548       4,556,465        788,393     1,345,829     2,579,111
                                         =====================================================================================

Unit value of accumulation units         $     14.43   $      35.39    $      42.03    $     19.61   $     22.69   $     20.78
                                         =====================================================================================




                                          Multi-Asset
                                            Portfolio
                                         ------------
Assets:
   Investments in Anchor Series Trust,
      at market value                    $126,637,768

Liabilities                                         0
                                         ------------

Net Assets                               $126,637,768
                                         ============


Accumulation units outstanding              5,585,000
                                         ============

Unit value of accumulation units         $      22.67
                                         ============



                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                December 31, 1996
                                   (Continued)

                                                                                     Government and          Money
                                          High Yield    Target '98   Fixed Income      Quality Bond         Market
                                           Portfolio     Portfolio      Portfolio         Portfolio      Portfolio         Total
                                         ---------------------------------------------------------------------------------------
Assets:
   Investments in Anchor Series Trust,
      at market value                    $43,376,383    $8,888,336    $21,195,925       $92,354,318    $70,999,994  $852,322,399

Liabilities                                        0             0              0                 0              0             0
                                         ---------------------------------------------------------------------------------------

Net Assets                               $43,376,383    $8,888,336    $21,195,925       $92,354,318    $70,999,994  $852,322,399
                                         =======================================================================================


Accumulation units outstanding             1,872,381       464,110        823,722         3,421,826      4,089,701
                                         =========================================================================

Unit value of accumulation units         $     23.17    $    19.15    $     25.73       $     26.99    $     17.36
                                         =========================================================================

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1996



                                                               Market Value              Market
Variable Accounts                                Shares           Per Share               Value             Cost
----------------------------------------------------------------------------------------------------------------
Foreign Securities Portfolio                  3,392,728              $12.94        $ 43,908,274     $ 37,575,221

Capital Appreciation Portfolio                5,494,803               28.00         153,845,004      121,539,418

Growth Portfolio                              8,256,817               23.19         191,514,411      164,773,451

Natural Resources Portfolio                     916,564               16.87          15,459,178       13,042,036

Growth and Income Portfolio                   2,247,545               13.59          30,540,181       28,242,357

Strategic Multi-Asset Portfolio               4,393,413               12.20          53,602,627       50,209,491

Multi-Asset Portfolio                         9,485,977               13.35         126,637,768      112,053,789

High Yield Portfolio                          5,174,531                8.38          43,376,383       43,595,761

Target '98 Portfolio                            761,563               11.67           8,888,336        9,769,238

Fixed Income Portfolio                        1,593,279               13.30          21,195,925       21,799,374

Government and Quality Bond Portfolio         6,755,508               13.67          92,354,318       91,077,447

Money Market Portfolio                       70,999,994                1.00          70,999,994       70,999,994
                                                                                   -----------------------------

                                                                                   $852,322,399     $764,677,577
                                                                                   =============================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                December 31, 1996


                                                                Foreign        Capital                       Natural
                                                             Securities   Appreciation         Growth      Resources
                                                              Portfolio      Portfolio      Portfolio      Portfolio
                                                           ---------------------------------------------------------
Investment income:
   Dividends and capital gains distributions               $    735,738    $ 5,162,697    $ 8,385,451     $  350,312
                                                           ---------------------------------------------------------

      Total investment income                                   735,738      5,162,697      8,385,451        350,312
                                                           ---------------------------------------------------------

Expenses:
   Mortality risk charge                                       (430,512)    (1,298,474)    (1,644,804)      (155,149)
   Expense risk charge                                         (167,421)      (504,962)      (639,646)       (60,336)
   Administration expense charge                                (71,752)      (216,412)      (274,134)       (25,858)
                                                           ---------------------------------------------------------

      Total expenses                                           (669,685)    (2,019,848)    (2,558,584)      (241,343)
                                                           ---------------------------------------------------------

Net investment income                                            66,053      3,142,849      5,826,867        108,969
                                                           ---------------------------------------------------------

Net realized gains (losses) from securities transactions:
   Proceeds from shares sold                                 24,250,291     74,786,914     57,272,196     10,084,149
   Cost of shares sold                                      (21,294,859)   (58,119,436)   (53,429,983)    (8,662,997)
                                                           ---------------------------------------------------------

Net realized gains (losses) from securities transactions      2,955,432     16,667,478      3,842,213      1,421,152
                                                           ---------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                        5,038,624     22,954,220     (1,974,086)     1,970,309
   End of period                                              6,333,053     32,305,586     26,740,960      2,417,142
                                                           ---------------------------------------------------------

Change in net unrealized appreciation/depreciation
   of investments                                             1,294,429      9,351,366     28,715,046        446,833
                                                           ---------------------------------------------------------

Increase in net assets from operations                     $  4,315,914    $29,161,693    $38,384,126    $ 1,976,954
                                                           =========================================================


                                                            Growth and       Strategic
                                                                Income     Multi-Asset     Multi-Asset
                                                             Portfolio       Portfolio       Portfolio
                                                           -------------------------------------------
Investment income:
   Dividends and capital gains distributions                $1,580,249     $ 5,161,895     $12,750,535
                                                           -------------------------------------------

      Total investment income                                1,580,249       5,161,895      12,750,535
                                                           -------------------------------------------

Expenses:
   Mortality risk charge                                      (256,782)       (495,281)     (1,183,297)
   Expense risk charge                                         (99,860)       (192,609)       (460,171)
   Administration expense charge                               (42,797)        (82,547)       (197,216)
                                                           -------------------------------------------

      Total expenses                                          (399,439)       (770,437)     (1,840,684)
                                                           -------------------------------------------

Net investment income                                        1,180,810       4,391,458      10,909,851
                                                           -------------------------------------------

Net realized gains (losses) from securities transactions:
   Proceeds from shares sold                                 7,515,404      14,319,044      30,771,722
   Cost of shares sold                                      (7,462,351)    (13,414,467)    (27,196,430)
                                                           -------------------------------------------

Net realized gains (losses) from securities transactions        53,053         904,577       3,575,292
                                                           -------------------------------------------

Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                      (1,244,238)      1,815,862      13,965,456
   End of period                                             2,297,824       3,393,136      14,583,979
                                                           -------------------------------------------

Change in net unrealized appreciation/depreciation
   of investments                                            3,542,062       1,577,274         618,523
                                                           -------------------------------------------

Increase in net assets from operations                      $4,775,925     $ 6,873,309     $15,103,666
                                                           ===========================================



                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                December 31, 1996
                                   (Continued)



                                                                            High Yield     Target '98   Fixed Income
                                                                             Portfolio      Portfolio      Portfolio
                                                                          ------------------------------------------
Investment income:
   Dividends and capital gains distributions                              $  4,401,649     $1,049,652     $1,762,787
                                                                          ------------------------------------------

      Total investment income                                                4,401,649      1,049,652      1,762,787
                                                                          ------------------------------------------

Expenses:
   Mortality risk charge                                                      (378,860)       (88,871)      (202,458)
   Expense risk charge                                                        (147,335)       (34,561)       (78,734)
   Administration expense charge                                               (63,143)       (14,811)       (33,743)
                                                                          ------------------------------------------

      Total expenses                                                          (589,338)      (138,243)      (314,935)
                                                                          ------------------------------------------

Net investment income                                                        3,812,311        911,409      1,447,852
                                                                          ------------------------------------------

Net realized gains (losses) from securities transactions:
   Proceeds from shares sold                                                25,265,738      2,868,095      5,822,221
   Cost of shares sold                                                     (25,274,364)    (3,029,963)    (5,846,481)
                                                                          ------------------------------------------

Net realized gains (losses) from securities transactions                        (8,626)      (161,868)       (24,260)
                                                                          ------------------------------------------

Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                                        (555,326)      (342,310)       696,669
   End of period                                                              (219,378)      (880,902)      (603,449)
                                                                          ------------------------------------------

Change in net unrealized appreciation/depreciation
   of investments                                                              335,948       (538,592)    (1,300,118)
                                                                          ------------------------------------------

Increase in net assets from operations                                    $  4,139,633     $  210,949     $  123,474
                                                                          ==========================================

                                                                          Government and      Money
                                                                           Quality Bond       Market
                                                                             Portfolio       Portfolio          Total
                                                                          -------------------------------------------
Investment income:
   Dividends and capital gains distributions                              $  6,496,614   $   4,059,088   $ 51,896,667
                                                                          -------------------------------------------

      Total investment income                                                6,496,614       4,059,088     51,896,667
                                                                          -------------------------------------------

Expenses:
   Mortality risk charge                                                      (915,000)       (748,092)    (7,797,580)
   Expense risk charge                                                        (355,833)       (290,925)    (3,032,393)
   Administration expense charge                                              (152,500)       (124,681)    (1,299,594)
                                                                          -------------------------------------------

      Total expenses                                                        (1,423,333)     (1,163,698)   (12,129,567)
                                                                          -------------------------------------------

Net investment income                                                        5,073,281       2,895,390     39,767,100
                                                                          -------------------------------------------

Net realized gains (losses) from securities transactions:
   Proceeds from shares sold                                                43,176,758     121,952,424    418,084,956
   Cost of shares sold                                                     (42,037,403)   (121,952,424)  (387,721,158)
                                                                          -------------------------------------------

Net realized gains (losses) from securities transactions                     1,139,355               0     30,363,798
                                                                          -------------------------------------------

Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                                       5,882,691               0     48,207,871
   End of period                                                             1,276,871               0     87,644,822
                                                                          -------------------------------------------

Change in net unrealized appreciation/depreciation
   of investments                                                           (4,605,820)              0     39,436,951
                                                                          -------------------------------------------

Increase in net assets from operations                                    $  1,606,816   $   2,895,390   $109,567,849
                                                                          ===========================================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1996



                                                                      Foreign              Capital
                                                                    Securities        Appreciation              Growth
                                                                     Portfolio           Portfolio           Portfolio
                                                                  ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income                                          $     66,053        $  3,142,849        $  5,826,867
   Net realized gains (losses) from securities transactions          2,955,432          16,667,478           3,842,213
   Change in net unrealized appreciation/depreciation
       of investments                                                1,294,429           9,351,366          28,715,046
                                                                  ----------------------------------------------------

          Increase in net assets from operations                     4,315,914          29,161,693          38,384,126
                                                                  ----------------------------------------------------
From capital transactions:
   Net proceeds from units sold                                      1,410,072           7,145,137           5,740,680
   Cost of units redeemed                                          (11,279,577)        (25,093,611)        (32,630,494)
   Net transfers                                                       830,202           6,362,947          (3,138,749)
                                                                  ----------------------------------------------------

          Decrease in net assets from capital transactions          (9,039,303)        (11,585,527)        (30,028,563)
                                                                  ----------------------------------------------------

Increase (decrease) in net assets                                   (4,723,389)         17,576,166           8,355,563
Net assets at beginning of period                                   48,631,663         136,268,838         183,158,848
                                                                  ----------------------------------------------------

Net assets at end of period                                       $ 43,908,274        $153,845,004        $191,514,411
                                                                  ====================================================


ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                                          101,568             220,156             154,082
   Units redeemed                                                     (817,447)           (775,025)           (869,946)
   Units transferred                                                    55,372             151,068            (102,508)
                                                                  ----------------------------------------------------

Decrease in units outstanding                                         (660,507)           (403,801)           (818,372)
Beginning units                                                      3,703,697           4,751,349           5,374,837
                                                                  ----------------------------------------------------

Ending units                                                         3,043,190           4,347,548           4,556,465
                                                                  ====================================================

                                                                      Natural     Growth and       Strategic
                                                                    Resources         Income     Multi-Asset         Multi-Asset
                                                                    Portfolio      Portfolio       Portfolio           Portfolio
                                                                  --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income                                          $   108,969    $ 1,180,810    $  4,391,458        $ 10,909,851
   Net realized gains (losses) from securities transactions         1,421,152         53,053         904,577           3,575,292
   Change in net unrealized appreciation/depreciation
       of investments                                                 446,833      3,542,062       1,577,274             618,523
                                                                  --------------------------------------------------------------

          Increase in net assets from operations                    1,976,954      4,775,925       6,873,309          15,103,666
                                                                  --------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                                       743,539        768,762       1,394,909           2,667,676
   Cost of units redeemed                                          (3,294,148)    (5,525,786)    (13,325,115)        (28,574,054)
   Net transfers                                                   (1,345,139)     1,394,678        (309,802)         (2,508,689)
                                                                  --------------------------------------------------------------

          Decrease in net assets from capital transactions         (3,895,748)    (3,362,346)    (12,240,008)        (28,415,067)
                                                                  --------------------------------------------------------------

Increase (decrease) in net assets                                  (1,918,794)     1,413,579      (5,366,699)        (13,311,401)
Net assets at beginning of period                                  17,377,972     29,126,602      58,969,326         139,949,169
                                                                  --------------------------------------------------------------

Net assets at end of period                                       $15,459,178    $30,540,181    $ 53,602,627        $126,637,768
                                                                  ==============================================================


ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                                          39,724         37,337          72,078             127,230
   Units redeemed                                                    (176,283)      (268,558)       (688,404)         (1,349,877)
   Units transferred                                                  (71,998)        56,482         (17,416)           (122,385)
                                                                  --------------------------------------------------------------

Decrease in units outstanding                                        (208,557)      (174,739)       (633,742)         (1,345,032)
Beginning units                                                       996,950      1,520,568       3,212,853           6,930,032
                                                                  --------------------------------------------------------------

Ending units                                                          788,393      1,345,829       2,579,111           5,585,000
                                                                  ==============================================================



                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1996
                                   (Continued)



                                                                   High Yield         Target '98       Fixed Income
                                                                    Portfolio          Portfolio          Portfolio
                                                                  -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income                                          $ 3,812,311        $   911,409        $ 1,447,852
   Net realized gains (losses) from securities transactions            (8,626)          (161,868)           (24,260)
   Change in net unrealized appreciation/depreciation
       of investments                                                 335,948           (538,592)        (1,300,118)
                                                                  -------------------------------------------------

          Increase in net assets from operations                    4,139,633            210,949            123,474
                                                                  -------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                     1,093,658            142,881            541,369
   Cost of units redeemed                                          (9,086,041)        (2,133,216)        (4,270,211)
   Net transfers                                                    3,313,583           (158,288)          (814,814)
                                                                  -------------------------------------------------

          Decrease in net assets from capital transactions         (4,678,800)        (2,148,623)        (4,543,656)
                                                                  -------------------------------------------------

Increase (decrease) in net assets                                    (539,167)        (1,937,674)        (4,420,182)
Net assets at beginning of period                                  43,915,550         10,826,010         25,616,107
                                                                  -------------------------------------------------

Net assets at end of period                                       $43,376,383        $ 8,888,336        $21,195,925
                                                                  =================================================


ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                                          50,266              7,701             21,703
   Units redeemed                                                    (418,106)          (113,501)          (170,410)
   Units transferred                                                  152,372             (8,240)           (33,552)
                                                                  -------------------------------------------------

Decrease in units outstanding                                        (215,468)          (114,040)          (182,259)
Beginning units                                                     2,087,849            578,150          1,005,981
                                                                  -------------------------------------------------

Ending units                                                        1,872,381            464,110            823,722
                                                                  =================================================

                                                                  Government and               Money
                                                                    Quality Bond              Market
                                                                       Portfolio           Portfolio               TOTAL
                                                                  ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income                                            $  5,073,281        $  2,895,390        $ 39,767,100
   Net realized gains (losses) from securities transactions            1,139,355                   0          30,363,798
   Change in net unrealized appreciation/depreciation
       of investments                                                 (4,605,820)                  0          39,436,951
                                                                  ------------------------------------------------------

          Increase in net assets from operations                       1,606,816           2,895,390         109,567,849
                                                                  ------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                        1,755,805           3,961,335          27,365,823
   Cost of units redeemed                                            (21,318,342)        (28,460,251)        184,990,846)
   Net transfers                                                       2,922,447           3,414,162           9,962,538
                                                                  ------------------------------------------------------

          Decrease in net assets from capital transactions           (16,640,090)        (21,084,754)        147,662,485)
                                                                  ------------------------------------------------------

Increase (decrease) in net assets                                    (15,033,274)        (18,189,364)        (38,094,636)
Net assets at beginning of period                                    107,387,592          89,189,358         890,417,035
                                                                  ------------------------------------------------------

Net assets at end of period                                         $ 92,354,318        $ 70,999,994        $852,322,399
                                                                  ======================================================


ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                                             67,039             232,326
   Units redeemed                                                       (815,019)         (1,671,245)
   Units transferred                                                     132,291             209,075
                                                                  ----------------------------------

Decrease in units outstanding                                           (615,689)         (1,229,844)
Beginning units                                                        4,037,515           5,319,545
                                                                  ----------------------------------

Ending units                                                           3,421,826           4,089,701
                                                                  ==================================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1995


                                                                      Foreign            Capital
                                                                   Securities       Appreciation             Growth
                                                                    Portfolio          Portfolio          Portfolio
                                                                 --------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                  $   (439,200)      $    395,451       $ 25,213,259
   Net realized gains (losses) from securities transactions         1,113,851          5,707,170           (575,039)
   Change in net unrealized appreciation/depreciation
       of investments                                               4,455,453         28,081,049         12,342,402
                                                                 --------------------------------------------------

          Increase in net assets from operations                    5,130,104         34,183,670         36,980,622
                                                                 --------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                     1,844,536          6,038,119          5,576,418
   Cost of units redeemed                                         (12,893,518)       (24,572,567)       (34,291,600)
   Net transfers                                                   (8,461,827)         9,584,951         14,763,808
                                                                 --------------------------------------------------

          Decrease in net assets from capital transactions        (19,510,809)        (8,949,497)       (13,951,374)
                                                                 --------------------------------------------------

Increase (decrease) in net assets                                 (14,380,705)        25,234,173         23,029,248
Net assets at beginning of period                                  63,012,368        111,034,665        160,129,600
                                                                 --------------------------------------------------

Net assets at end of period                                      $ 48,631,663       $136,268,838       $183,158,848
                                                                 ==================================================


ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                                         153,711            239,672            183,402
   Units redeemed                                                  (1,068,356)          (970,609)        (1,114,859)
   Units transferred                                                 (710,014)           346,475            453,402
                                                                 --------------------------------------------------

Decrease in units outstanding                                      (1,624,659)          (384,462)          (478,055)
Beginning units                                                     5,328,356          5,135,811          5,852,892
                                                                 --------------------------------------------------

Ending units                                                        3,703,697          4,751,349          5,374,837
                                                                 ==================================================

                                                                     Natural       Convertible         Strategic
                                                                   Resources        Securities       Multi-Asset       Multi-Asset
                                                                   Portfolio         Portfolio         Portfolio         Portfolio
                                                                 -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                  $   319,250       $ 2,811,654       $ 8,015,433       $13,356,300
   Net realized gains (losses) from securities transactions        1,033,678          (404,909)          675,262         2,918,358
   Change in net unrealized appreciation/depreciation
       of investments                                              1,426,623         1,711,269         2,493,083        12,789,024
                                                                 -----------------------------------------------------------------

          Increase in net assets from operations                   2,779,551         4,118,014        11,183,778        29,063,682
                                                                 -----------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                      832,958           873,411         1,494,023         2,952,700
   Cost of units redeemed                                         (3,908,502)       (7,113,626)      (12,719,207)      (31,915,061)
   Net transfers                                                    (685,618)         (656,776)         (995,239)        2,947,211
                                                                 -----------------------------------------------------------------

          Decrease in net assets from capital transactions        (3,761,162)       (6,896,991)      (12,220,423)      (26,015,150)
                                                                 -----------------------------------------------------------------

Increase (decrease) in net assets                                   (981,611)       (2,778,977)       (1,036,645)        3,048,532
Net assets at beginning of period                                 18,359,583        31,905,579        60,005,971       136,900,637
                                                                 -----------------------------------------------------------------

Net assets at end of period                                      $17,377,972       $29,126,602       $58,969,326      $139,949,169
                                                                 =================================================================


ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                                         51,050            49,120            90,942           162,782
   Units redeemed                                                   (238,431)         (402,031)         (771,293)       (1,755,404)
   Units transferred                                                 (35,487)          (41,029)          (64,731)          168,213
                                                                 -----------------------------------------------------------------

Decrease in units outstanding                                       (222,868)         (393,940)         (745,082)       (1,424,409)
Beginning units                                                    1,219,818         1,914,508         3,957,935         8,354,441
                                                                 -----------------------------------------------------------------

Ending units                                                         996,950         1,520,568         3,212,853         6,930,032
                                                                 =================================================================

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1995
                                   (Continued)



                                                                           High Yield     Target '98     Fixed Income
                                                                            Portfolio      Portfolio        Portfolio
                                                                         --------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $  4,363,597   $    898,085      $ 1,625,809
   Net realized gains (losses) from securities transactions                  (791,422)       (27,404)          (8,762)
   Change in net unrealized appreciation/depreciation
       of investments                                                       3,692,568        963,083        2,470,405
                                                                         --------------------------------------------

          Increase in net assets from operations                            7,264,743      1,833,764        4,087,452
                                                                         --------------------------------------------

From capital transactions:
   Net proceeds from units sold                                             1,174,201        297,407          613,947
   Cost of units redeemed                                                 (13,333,212)    (3,030,133)      (4,970,144)
   Net transfers                                                            4,092,760     (5,298,145)         257,155
                                                                         --------------------------------------------

          Decrease in net assets from capital transactions                 (8,066,251)    (8,030,871)      (4,099,042)
                                                                         --------------------------------------------

Increase (decrease) in net assets                                            (801,508)    (6,197,107)         (11,590)
Net assets at beginning of period                                          44,717,058     17,023,117       25,627,697
                                                                         --------------------------------------------

Net assets at end of period                                              $ 43,915,550    $10,826,010      $25,616,107
                                                                         ============================================


ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                                                  60,439         16,756           26,177
   Units redeemed                                                            (690,095)      (171,335)        (212,032)
   Units transferred                                                          228,146       (294,848)           9,283
                                                                         --------------------------------------------

Decrease in units outstanding                                                (401,510)      (449,427)        (176,572)
Beginning units                                                             2,489,359      1,027,577        1,182,553
                                                                         --------------------------------------------

Ending units                                                                2,087,849        578,150        1,005,981
                                                                         ============================================

                                                                         Government and           Money
                                                                           Quality Bond          Market
                                                                              Portfolio       Portfolio          TOTAL
                                                                         ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                           $   6,643,191   $   4,375,737   $ 67,578,566
   Net realized gains (losses) from securities transactions                   1,617,211               0     11,257,994
   Change in net unrealized appreciation/depreciation
       of investments                                                        11,472,686               0     81,897,645
                                                                         ---------------------------------------------

          Increase in net assets from operations                             19,733,088       4,375,737    160,734,205
                                                                         ---------------------------------------------

From capital transactions:
   Net proceeds from units sold                                               2,377,157       6,754,163     30,829,040
   Cost of units redeemed                                                   (27,887,607)    (49,189,095)  (225,824,272)
   Net transfers                                                            (28,500,021)      9,326,332     (3,625,409)
                                                                         ---------------------------------------------

          Decrease in net assets from capital transactions                  (54,010,471)    (33,108,600)  (198,620,641)
                                                                         ---------------------------------------------

Increase (decrease) in net assets                                           (34,277,383)    (28,732,863)   (37,886,436)
Net assets at beginning of period                                           141,664,975     117,922,221    928,303,471
                                                                         ---------------------------------------------

Net assets at end of period                                                $107,387,592    $ 89,189,358   $890,417,035
                                                                         =============================================


ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                                                    97,915         412,340
   Units redeemed                                                            (1,138,876)     (2,998,004)
   Units transferred                                                         (1,191,182)        581,465
                                                                         ------------------------------

Decrease in units outstanding                                                (2,232,143)     (2,004,199)
Beginning units                                                               6,269,658       7,323,744
                                                                         ------------------------------

Ending units                                                                  4,037,515       5,319,545
                                                                         ==============================



                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Variable Annuity Account One of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account is composed of twelve variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Anchor Series Trust (the "Trust"). The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in the investment activities of the Trust. The contractholder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the contractholder to the twelve Variable Accounts and do not include balances allocated to the General Account.

         The investment objectives and policies of the twelve portfolios of the Trust are summarized below:

         The FOREIGN SECURITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests primarily in a diversified group of equity securities issued by foreign companies and primarily denominated in foreign currencies.

         The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

         The GROWTH PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

         The GROWTH AND INCOME PORTFOLIO (formerly the Convertible Securities Portfolio) seeks to provide high current income and long-term capital appreciation. This portfolio invests primarily in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock. This portfolio may also engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

         The STRATEGIC MULTI-ASSET PORTFOLIO seeks high long-term total investment return. This portfolio invests in growth equity securities, aggressive growth equity securities, investment grade bonds, high-yield, high-risk bonds, international equity securities and money market instruments. This portfolio may also engage in transactions involving stock index futures contracts and options thereon, and transactions involving the future delivery of fixed-income securities ("Financial Futures Contracts") and options thereon as a hedge against changes in market conditions.

         The MULTI-ASSET PORTFOLIO seeks long-term total investment return consistent with moderate investment risk. This portfolio invests in growth equity securities, convertible securities, investment grade fixed-income securities and money market securities. This portfolio may also engage in transactions involving stock index futures contracts and options thereon, and Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

         The HIGH YIELD PORTFOLIO seeks high current income. A secondary investment objective is capital appreciation. This portfolio invests at least 65% of its assets in high-yielding, high-risk, income-producing corporate bonds, which generally carry ratings lower than those assigned to investment grade bonds by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or which are unrated. This portfolio may also engage in transactions involving Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The TARGET '98 PORTFOLIO seeks a predictable compounded investment return for the specified time period, consistent with preservation of capital. This portfolio invests primarily in zero coupon securities and current, interest-bearing, investment grade debt obligations which are issued by the U.S. Government, its agencies and instrumentalities, and both domestic and foreign corporations.

         The FIXED INCOME PORTFOLIO seeks a high level of current income consistent with preservation of capital. This portfolio invests primarily in investment grade, fixed-income securities and may engage in Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

         The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's or AA or better by S&P.

         The MONEY MARKET PORTFOLIO seeks current income consistent with stability of principal through investment in a diversified portfolio of money market instruments maturing in 397 days or less. The portfolio will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

         Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

         Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



2.       CHARGES AND DEDUCTIONS

         Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

         WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is equal to 10% of aggregate purchase payments that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

         Withdrawal charges vary in amount depending upon the contribution year in which the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to purchase payments on a first-in, first-out basis so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

         Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

          Contribution                         Applicable Withdrawal
             Year                               Charge Percentage
          ------------                         ---------------------
          First                                         5%
          Second                                        4%
          Third                                         3%
          Fourth                                        2%
          Fifth                                         1%
          Sixth and later                               0%

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



2.       CHARGES AND DEDUCTIONS (continued)

         ANNUITY CHARGE: Contractholders may elect a lump sum payment or one of three annuity options. Option 1 provides a life income with installments guaranteed, Option 2 provides a joint and survivor annuity, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If a contractholder elects Option 3, an annuity charge equal to the withdrawal charge if the contract were surrendered may be applied. No annuity charge will be assessed if Option 3 is elected by a beneficiary under the death benefit.

         RECORDS MAINTENANCE CHARGE: An annual records maintenance charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. For contracts issued prior to September 1, 1987, the records maintenance charge will be assessed on December 31 of each calendar year. The charge will be waived on contracts for which the contract value is totally surrendered during the year. For contracts issued on or after September 1, 1987, the records maintenance charge will be assessed on each anniversary of the issue date of the contract. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

         TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year or if a transfer is made within 30 days of the issue date of the contract.

         PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the contractholder or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



2.       CHARGES AND DEDUCTIONS (continued)

         MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant, to waive the withdrawal charge in the event of the death of the annuitant and to provide a death benefit if the annuitant dies prior to the date annuity payments begin. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the records maintenance charge and the administrative expense charge. Both of these charges are guaranteed by the Company and cannot be increased.

         ADMINISTRATIVE EXPENSE CHARGE: The Company deducts an administrative expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. The administrative expense charge is designed to cover those expenses which exceed the revenues from the records maintenance charge.

         SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



3.       INVESTMENT IN ANCHOR SERIES TRUST

         The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 1996 consist of the following:

                                            Cost of Shares            Proceeds from
         Variable Accounts                        Acquired              Shares Sold
         -----------------                  --------------            -------------
         Foreign Securities Portfolio         $ 15,277,042             $ 24,250,291
         Capital Appreciation Portfolio         66,344,236               74,786,914
         Growth Portfolio                       33,070,501               57,272,196
         Natural Resources Portfolio             6,297,369               10,084,149
         Growth and Income Portfolio             5,333,867                7,515,404
         Strategic Multi-Asset Portfolio         6,470,493               14,319,044
         Multi-Asset Portfolio                  13,266,506               30,771,722
         High Yield Portfolio                   24,399,248               25,265,738
         Target '98 Portfolio                    1,630,880                2,868,095
         Fixed Income Portfolio                  2,726,417                5,822,221
         Government and Quality Bond
            Portfolio                           31,609,950               43,176,758
         Money Market Portfolio                103,763,060              121,952,424
                                              ============             ============


4.       FEDERAL INCOME TAXES

         The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code ("the Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                           PART C - OTHER INFORMATION


Item 24.     Financial Statements and Exhibits

(a)    Financial Statements

         The following financial statements are included in Part A of the Registration Statement:

                  None

         The following financial statements are included in Part B of the Registration Statement:


                  Consolidated Financial Statements of Anchor National Life Insurance Company for the fiscal year ended
                  September 30, 1997

                  Financial Statements of Variable Annuity Account One for the fiscal year ended December 31, 1996.


(b)    Exhibits
----------------
(1)      Resolutions Establishing Separate Account......        Filed Herewith
(2)      Custody Agreements.............................        Not Applicable
(3)      (a)  Distribution Contract.....................        Filed Herewith

         (b)  Form of Selling Agreement.................        Filed Herewith
         (4)  Variable Annuity Contract.................        Filed Herewith
(5)      Application for Contract.......................        Filed Herewith
(6)      Depositor - Corporate Documents
         (a)  Certificate of Incorporation..............        Filed Herewith
         (b)  By-Laws...................................        Filed Herewith
(7)      Reinsurance Contract...........................        Not Applicable
(8)      Form of Fund Participation Agreement...........        Filed Herewith
(9)      Opinion of Counsel.............................        Filed Herewith
         Consent of Counsel.............................        Filed Herewith
(10)     Consent of Independent Accountants.............        Filed Herewith
(11)     Financial Statements Omitted from Item 23......        None
(12)     Initial Capitalization Agreement...............        Not Applicable
(13)     Performance Computations.......................        Not Applicable
(14)     Diagram and Listing of All Persons Directly
         or Indirectly Controlled By or Under Common
         Control with Anchor National Life Insurance
         Company, the Depositor of Registrant...........        Filed Herewith
(15)     Powers of Attorney.............................        Filed Herewith
(27)     Financial Data Schedules.......................        Not Applicable



Item 25.  Directors and Officers of the Depositor

         The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


Name                                        Position
----                                        --------
Eli Broad                                   Chairman, President and
                                            Chief Executive Officer
Jay S. Wintrob                              Director and Executive Vice President
Peter McMillan                              Director
Jana W. Greer                               Director and Senior Vice President
James R. Belardi                            Director and Senior Vice President
Lorin M. Fife                               Director, Senior Vice President,
                                            General Counsel and Assistant
                                            Secretary
Susan L. Harris                             Director, Senior Vice President
                                            and Secretary
Scott L. Robinson                           Director and Senior Vice President

James W. Rowan                              Director and Senior Vice President
N. Scott Gillis                             Senior Vice President and Controller
Edwin R. Reoliquio                          Senior Vice President and Chief Actuary
Victor E. Akin                              Senior Vice President
Scott H. Richland                           Vice President and Treasurer
J. Franklin Grey                            Vice President
Keith B. Jones                              Vice President
Michael Lindquist                           Vice President
Edward P. Nolan*                            Vice President
Greg Outcalt                                Vice President

------------------

* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525


Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

         The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is incorporated herein by reference.


Item 27.   Number of Contract Owners

         As of December 31, 1997, the number of Contracts funded by Variable Annuity Account One was 36,527 of which 24,563 were Qualified Contracts and 11,964 were Non-Qualified Contracts.


Item 28.  Indemnification

         None.


Item 29.   Principal Underwriter

         SunAmerica Capital Services, Inc. serves as distributor to the Registrant.

         Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.


         Name                               Position with Distributor
         ----                               ------------------------
         J. Steven Neamtz                   Director and President
         Robert M. Zakem                    Director, Executive Vice
                                            President and Assistant
                                              Secretary
         Peter Harbeck                      Director
         Gary W. Krat                       Director
         Enrique Lopez-Balboa               Vice President
         Steven Rothstein                   Treasurer
         Susan L. Harris                    Secretary
         Lorin M. Fife                      Assistant Secretary




                           Net
                           Distribution              Compensation
Name of                    Discounts and             on Redemption              Brokerage
Distributor                Commissions               Annuitization              Commission   Commissions*
------------               --------------            -------------              -----------  ------------
SunAmerica                 None                      None                       None         None
 Capital
 Services, Inc.

------------------

* The distribution fee is paid by Anchor National Life Insurance Company.


Item 30.   Location of Accounts and Records

         Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31.  Management Services

         Not Applicable.

Item 32.  Undertakings

         Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

         Further, Registrant undertakes to deduct mortality and expense risk charges, distribution expense charges, withdrawal charges (contingent deferred sales charges), contract maintenance fees and transfer fees that are in the aggregate (1) reasonable in relation to the risks assumed by the Company and (2) reasonable in amount as compared with other variable annuity products. Those determinations are based on the Company's analysis of publicly available information about similar industry practices, and by taking into consideration factors such as current charge levels and benefits provided, the existence of expense charge guarantees and guaranteed annuity rates.


Item 33.  Representation

         The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
         Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 29th day of January, 1998.



                           VARIABLE ANNUITY ACCOUNT ONE
                                    (Registrant)

                           By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                    (Depositor)


                           By: /s/ JAY S. WINTROB
                               ---------------------------------------------
                                    Jay S. Wintrob
                                    Executive Vice President


                           By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                         (Depositor, on behalf of itself and Registrant)


                           By: /s/ JAY S. WINTROB
                              ----------------------------------------------
                                    Jay S. Wintrob
                                    Executive Vice President


         As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                  TITLE                                       DATE
---------                  -----                                       ----
ELI BROAD*                 President, Chief
--------------------       Executive Officer and
Eli Broad                  Chairman  of the Board
                           (Principal Executive
                               Officer)


SCOTT L. ROBINSON*         Senior Vice President
--------------------       and Director
Scott L. Robinson          (Principal Financial
                                Officer)


SCOTT GILLIS*               Senior Vice President
--------------------        and Controller
N. Scott Gillis             (Principal Accounting
                               Officer)


JAMES R. BELARDI*                Director
--------------------
James R. Belardi


LORIN M. FIFE*                   Director
--------------------
Lorin M. Fife


JANA W. GREER*                   Director
--------------------
Jana W. Greer

/s/ SUSAN L. HARRIS              Director                              January 29, 1998
--------------------
Susan L. Harris


PETER MCMILLAN*                  Director
--------------------
Peter McMillan


JAY S. WINTROB*                  Director
--------------------
Jay S. Wintrob

JAMES W. ROWAN*                  Director
--------------------
James W. Rowan


* By: /s/ SUSAN L. HARRIS        Attorney-in-Fact
     --------------------
      Susan L. Harris


Date:  January 29, 1998

                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

(1)               Resolution Establishing Separate Account
(3)(a)            Distribution Agreement
(3)(b)            Selling Agreement
(4)               Variable Annuity Contract
(5)               Application for Contract
(6)(a)            Certificate of Incorporation
(6)(b)            By-Laws
(8)               Fund Participation Agreement
(9)               Opinion/Consent of Counsel
(10)              Consent of Independent Accountants
(14)              Diagram and Listing of All Persons Directly or
                  Indirectly Controlled By or Under Common Control
                  With Anchor National Life Insurance Company, the
                  Depositor of Registrant
(15)              Powers of Attorney